                  EXHIBIT 10 FOR MOHAWK INDUSTRIES, INC. 10-Q



                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                  dated as of

                                April 15, 1997

                                     among


                           MOHAWK INDUSTRIES, INC.,

                       ALADDIN MANUFACTURING CORPORATION
                   (f/k/a Mohawk Manufacturing Corporation,
                       f/k/a Mohawk Carpet Corporation),

                     FIRST UNION NATIONAL BANK OF GEORGIA

                                      and

                        WACHOVIA BANK OF GEORGIA, N.A.

                               TABLE OF CONTENTS


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                                   ARTICLE I

                                 DEFINITIONS.............................  1

SECTION 1.01. Definitions................................................  1
              -----------
SECTION 1.02. Accounting Terms and Determinations........................ 16
              -----------------------------------
SECTION 1.03. References................................................. 17
              ----------
SECTION 1.04. Use of Defined Terms....................................... 17
              --------------------
SECTION 1.05. Terminology................................................ 17
              ----------

                                   ARTICLE II

                                   THE CREDITS........................... 17

SECTION 2.01. Commitments to Lend........................................ 17
              -------------------
SECTION 2.02. Method of Borrowing........................................ 18
              -------------------
SECTION 2.03. Notes...................................................... 19
              -----
SECTION 2.04. Maturity of Loans.......................................... 20
              -----------------
SECTION 2.05. Interest Rates............................................. 20
              --------------
SECTION 2.06. Fees....................................................... 22
              ----

SECTION 2.07. Optional Termination or Reduction of
              ------------------------------------
      Commitments........................................................ 23
      -----------
SECTION 2.08. Mandatory Reduction and Termination of
              --------------------------------------
      Commitments........................................................ 23
      -----------

SECTION 2.09. Optional Prepayments....................................... 23
              --------------------
SECTION 2.10. Mandatory Prepayments...................................... 23
              ---------------------
SECTION 2.11. General Provisions as to Payments.......................... 23
              ---------------------------------
SECTION 2.12. Computation of Interest and Fees........................... 24
              --------------------------------
SECTION 2.13. Existing Letter of Credit.................................. 24
              -------------------------
SECTION 2.14. Other Letters of Credit.................................... 26
              -----------------------
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                                      (i)

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SECTION 2.15. Ratification of Security Interest in
              ------------------------------------
       Collateral; Release of Collateral................................. 26
       ---------------------------------

                                  ARTICLE III

                          CONDITIONS TO BORROWINGS....................... 27

SECTION 3.01. Conditions to Closing...................................... 27
              ---------------------
SECTION 3.02. Conditions to All Borrowings............................... 28
              ----------------------------

                                   ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES.................... 28

SECTION 4.01. Corporate Existence and Power.............................. 29
              -----------------------------
SECTION 4.02. Corporate and Governmental Authorization; No
              --------------------------------------------
       Contravention..................................................... 29
       -------------
SECTION 4.03. Binding Effect............................................. 29
              --------------
SECTION 4.04. Financial Information...................................... 29
              ---------------------
SECTION 4.05. No Litigation.............................................. 30
              -------------
SECTION 4.06. Compliance with ERISA...................................... 30
              ---------------------
SECTION 4.07. Taxes...................................................... 30
              -----
SECTION 4.08. Subsidiaries............................................... 30
              ------------
SECTION 4.09. Not an Investment Company.................................. 31
              -------------------------
SECTION 4.10. Ownership of Property; Liens............................... 31
              ----------------------------
SECTION 4.11. No Default................................................. 31
              ----------
SECTION 4.12. Full Disclosure............................................ 31
              ---------------
SECTION 4.13. Environmental Matters...................................... 31
              ---------------------
SECTION 4.14. Capital Stock.............................................. 32
              -------------
SECTION 4.15. Margin Stock............................................... 32
              ------------
SECTION 4.16. Insolvency................................................. 32
              ----------
SECTION 4.17. Other Debt................................................. 33
              ----------
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                                     (ii)
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                                   ARTICLE V

                                  COVENANTS.............................. 33

SECTION 5.01. Information................................................ 33
              -----------
SECTION 5.02. Inspection of Property, Books and Records.................. 35
              -----------------------------------------
SECTION 5.03. EBIT Ratio................................................. 35
              ----------
SECTION 5.04. Debt to Capitalization Ratio............................... 35
              ----------------------------
SECTION 5.05. Debt to EBITDA Ratio....................................... 35
              --------------------
SECTION 5.06. Restricted Payments........................................ 35
              -------------------
SECTION 5.07. Loans or Advances.......................................... 36
              -----------------
SECTION 5.08. Investments................................................ 36
              -----------
SECTION 5.09. Negative Pledge............................................ 36
              ---------------
SECTION 5.10. Maintenance of Existence................................... 38
              ------------------------
SECTION 5.11. Dissolution................................................ 38
              -----------
SECTION 5.12. Consolidations, Mergers and Sales of Assets................ 38
              -------------------------------------------
SECTION 5.13. Use of Proceeds............................................ 39
              ---------------
SECTION 5.14. Compliance with Laws; Payment of Taxes..................... 39
              --------------------------------------
SECTION 5.15. Insurance.................................................. 39
              ---------
SECTION 5.16. Change in Fiscal Year...................................... 39
              ---------------------
SECTION 5.17. Maintenance of Property.................................... 39
              -----------------------
SECTION 5.18. Environmental Notices...................................... 40
              ---------------------
SECTION 5.19. Environmental Matters...................................... 40
              ---------------------
SECTION 5.20. Environmental Release...................................... 40
              ---------------------
SECTION 5.21. Future Subsidiaries........................................ 40
              -------------------
SECTION 5.22. Transactions with Affiliates............................... 40
              ----------------------------
SECTION 5.23. Ownership of Parent and the Borrower....................... 41
              ------------------------------------
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                                     (iii)
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                                  ARTICLE VI

                                  DEFAULTS............................... 41

SECTION 6.01. Events of Default.......................................... 41
              -----------------

                                  ARTICLE VII

                    CHANGE IN CIRCUMSTANCES; COMPENSATION................ 44

SECTION 7.01. Basis for Determining Interest Rate Inadequate
              ----------------------------------------------
        or Unfair........................................................ 44
        ---------
SECTION 7.02. Illegality................................................. 45
              ----------
SECTION 7.03. Increased Cost and Reduced Return.......................... 45
              ---------------------------------
SECTION 7.04. Base Rate Loans Substituted for Euro-Dollar
              -------------------------------------------
        Loans............................................................ 47
        -----
SECTION 7.05. Compensation............................................... 47
              ------------
SECTION 7.06. HLT Classification......................................... 48
              ------------------

                                  ARTICLE VIII

                                  MISCELLANEOUS.......................... 48

SECTION 8.01. Notices.................................................... 48
              -------
SECTION 8.02. No Waivers................................................. 48
              ----------
SECTION 8.03. Expenses; Documentary Taxes................................ 48
              ---------------------------
SECTION 8.04. Indemnification............................................ 49
              ---------------
SECTION 8.05. Sharing of Setoffs......................................... 49
              ------------------
SECTION 8.06. Amendments and Waivers..................................... 50
              ----------------------
SECTION 8.07. No Margin Stock Collateral................................. 50
              --------------------------
SECTION 8.08. Successors and Assigns..................................... 51
              ----------------------
SECTION 8.09. Confidentiality............................................ 53
              ---------------
SECTION 8.10. Representation by Banks.................................... 53
              -----------------------
SECTION 8.11. Obligations Several........................................ 53
              -------------------
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                                     (iv)

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SECTION 8.12. Georgia Law................................................ 53
              -----------
SECTION 8.13. Interpretation............................................. 53
              --------------
SECTION 8.14. Waiver of Jury Trial; Consent to Jurisdiction.............. 54
              ---------------------------------------------
SECTION 8.15. Counterparts............................................... 54
              ------------
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                                      (v)

EXHIBIT A-1    Form of Tranche A Loan Note
-----------

EXHIBIT A-2    Form of Tranche B Loan Note
-----------

EXHIBIT B      Form of Opinion of Counsel for the Borrower
---------

EXHIBIT C      Form of Assignment and Acceptance
---------

EXHIBIT D      Form of Notice of Borrowing
---------

EXHIBIT E      Form of Compliance Certificate
---------

EXHIBIT F      Form of Parent Guaranty
---------

EXHIBIT G      Form of Indirect Parent Guaranty
---------

EXHIBIT H      Form of Subsidiary Guaranty
---------


Schedule 4.08  Subsidiaries

Schedule 4.13  Environmental Matters

Schedule 4.17  Existing Debt

                                     (vi)

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


          THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 15, 1997, among MOHAWK INDUSTRIES, INC., MOHAWK CARPET CORPORATION (f/k/a Mohawk Limited), ALADDIN MANUFACTURING CORPORATION (f/k/a Mohawk Manufacturing Corporation, f/k/a Mohawk Carpet Corporation), FIRST UNION NATIONAL BANK OF GEORGIA, WACHOVIA BANK OF GEORGIA, N.A., and the other Banks from time to time party hereto. This Agreement is an amendment and restatement of that certain Second Amended and Restated Credit Agreement, dated as of January 13, 1995, as amended by that certain First Amendatory Agreement, dated as of June 26, 1995, that certain Second Amendatory Agreement and Waiver, dated as of July 19, 1995, as further amended by that certain Third Amendatory Agreement, dated as of September 28, 1995, as further amended by that certain Fourth Amendatory Agreement, dated as of December 22, 1995, as further amended by that certain Fifth Amendatory Agreement, dated as of December 31, 1995, and as further amended by that certain Sixth Amendatory Agreement, dated as of December 31, 1996 (the "Original Credit Agreement"; as amended and restated hereby, the "Credit Agreement").

          The parties hereto agree that the Original Credit Agreement is hereby amended and restated as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Definitions.  The terms as defined in this Section 1.01
                   -----------
shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.05(c).

          "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Indirect Parent or the Borrower (a "Controlling Person"), (ii) any Person (other than the Indirect Parent, the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary) of which the Indirect Parent or the Borrower owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Third Amended and Restated Credit Agreement, together with all amendments and modifications hereto.

          "American Rug" means American Rug Craftsmen, Inc., a Tennessee corporation, and its successors and permitted assigns, which corporation was merged into the Borrower as successor thereto.

          "Amortization" means for any period the sum of all amortization expenses of the Indirect Parent and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

          "Applicable Margin" has the meaning set forth in Section 2.05(a).

          "Asset Purchase Agreement" means that certain Asset Purchase Agreement, dated as of June 3, 1993, between Fieldcrest Cannon, Inc. and the Indirect Parent, together with all amendments and supplements thereto in effect as of the Closing Date.

          "Assignee" has the meaning set forth in Section 8.08(c).

          "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 8.08(c) in the form of Exhibit C.
                                                           ---------

          "Authority" has the meaning set forth in Section 7.02.

          "Banks" collectively means First Union, Wachovia, and the other Banks from time to time party hereto.

          "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

          "Base Rate Loan" means a Loan to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article VII, as applicable.

          "Borrower" means Aladdin Manufacturing Corporation, a Delaware corporation, and its successors and assigns.

          "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

          "Capital Expenditures" means for any period all amounts that would, in accordance with GAAP, be set forth as "capital expenditures" on the consolidated statement of cash flows of the Indirect Parent and its Consolidated Subsidiaries, for such period and shall include all capital lease additions.

          "Capital Stock" means any nonredeemable capital stock of the Indirect Parent, the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Indirect Parent or the Borrower), whether common or preferred.

          "Catoosa Co. IRB" means that issuance of certain bonds by The Development Authority of Catoosa County, Georgia, pursuant to the terms and conditions set forth in that certain Indenture of Trust dated as of November 1, 1991.

          "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (S) 9601 et. seq. and its implementing regulations and amendments.

          "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

          "Change of Law" shall have the meaning set forth in Section 7.02.

          "Closing Date" means April 15, 1997.

          "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

          "Collateral" means the capital stock pledged in favor of the Wachovia and First Union in their collective capacity as Collateral Agent (defined in the Original Credit Agreement) consisting of the capital stock of the Parent, the Borrower and the Borrower's Subsidiaries pursuant to the terms of the Security Documents.

          "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank in the signature pages hereof as its Tranche A Commitment and Tranche B Commitment, as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.08.

          "Compliance Certificate" has the meaning set forth in Section 5.01(d).

          "Consolidated Debt" means at any date the Debt of the Indirect Parent and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

          "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Indirect Parent or any of its Consolidated Subsidiaries outstanding during such period.

          "Consolidated Lease Expense" for any period means all rental payments, paid or accrued during such period, of the Indirect Parent and its Consolidated Subsidiaries under all operating leases and rental agreements.

          "Consolidated Net Income" means, for any period, the Net Income of the Indirect Parent and its Consolidated Subsidiaries for such period determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Indirect Parent or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

          "Consolidated Operating Profits" means, for any period, the Operating Profits of the Indirect Parent and its Consolidated Subsidiaries during such period.

          "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Indirect Parent in its consolidated financial statements as of such date.

          "Consolidated Tangible Net Worth" means at any time:

               (a) Stockholder's Equity of the Indirect Parent and its Consolidated Subsidiaries as would appear on a consolidated balance sheet prepared in accordance with GAAP for such Persons at such times, minus

               (b) the net book value of all intangibles of the Indirect Parent and its Consolidated Subsidiaries, determined on a consolidated basis for such Persons in accordance with GAAP at such time, arising after September 3, 1993 other than intangibles arising in connection with (i) the purchase of stock of American Rug and Burton Carpets & Rugs, Inc., (ii) the purchase of the assets of the Fieldcrest Division (as described in the Asset Purchase Agreement) and (iii) up to but not exceeding a value of $10,000,000.00, the purchase of the Capital Stock of Galaxy (as described in the Galaxy Stock Purchase Agreement) reflected on the books and records of the Borrower, as successor through acquisition of the liquidated assets of Galaxy.

          Notwithstanding the foregoing, the Banks hereby agree that the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 121 ("FAS 121") relating to, among other things, the accounting for the impairment of long-lived assets, and its effect upon the consolidated financial statements of the Indirect Parent as of and for the Fiscal year ended December 31, 1996, shall be disregarded for the purposes of determining Consolidated

     Tangible Net Worth, provided that any charge against income for the Fiscal Year ended December 31, 1996, resulting from the impairment of long-lived assets not exceed $2,000,000.

          In addition, the Banks agree that the effect of that certain nonrecurring $4,000,000 charge, incurred by the Borrower during the fourth Fiscal Quarter of 1995 as a result of income tax reimbursements made to certain executives of the Borrower relating to their exercise of certain stock options, shall be disregarded when determining Consolidated Tangible Net Worth.

          "Consolidated Total Assets" means, at any time, the total assets of the Indirect Parent and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Indirect Parent and its Consolidated Subsidiaries, prepared in accordance with GAAP.

          "Consolidated Total Tangible Capital" means, at any time, the sum of the following as of such time (i) Consolidated Tangible Net Worth, and (ii) Consolidated Debt.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Indirect Parent, are treated as a single employer under Section 414 of the Code.

          "Debt" of any Person means at any date, without duplication, all of the following as of such date (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person. For all purposes of this Agreement, the amount of a Person's Debt under a loan or lease agreement between such Person and a governmental agency that has issued industrial development bonds or similar instruments, the repayment of which is secured by the payment obligations of such Person under such loan or lease agreement, shall be equal to the aggregate principal amount of such bonds or instruments outstanding at the time of determination less the amount of proceeds of such bonds or instruments which at such time are on deposit with a trustee or other fiduciary in a "construction" fund, or other similar fund which would be available to such trustee or other fiduciary to repay the bonds or other instruments if then due and payable.

          "Debt to Capitalization Ratio" means the ratio of Consolidated Debt to Consolidated Total Tangible Capital.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder, including, without limitation, under
Section 7.06, (irrespective of whether any such class of Loans are actually outstanding hereunder).

          "Depreciation" means for any period the sum of all depreciation expenses of the Indirect Parent and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

          "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

          "Dollars" or "$" means dollars in lawful currency of the United States of America.

          "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

          "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of either the Indirect Parent, the Borrower or any Subsidiary required by any Environmental Requirement.

          "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

          "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

          "Environmental Liabilities" means any liabilities, whether pending or, to the knowledge of the Indirect Parent, the Parent, the Borrower or any Subsidiary threatened, arising from and in any way associated with any Environmental Requirements and which would have or create a reasonable possibility of causing a Material Adverse Effect.

          "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any, violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

          "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

          "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

          "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to any of the Indirect Parent, the Borrower, any Subsidiary, or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Euro-Dollar Loan" means a Loan to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.05(c).

          "Event of Default" has the meaning set forth in Section 6.01.

          "Existing LC Commitment" means the respective amounts set forth opposite the names of the Issuer and First Union in the signature pages hereof as their Existing LC Commitment.

          "Existing Letter of Credit" means that certain irrevocable direct-pay letter of credit dated as of January 13, 1995, designated with I.D. Number LC870-007339, issued by the Issuer in the face amount of the Existing LC Commitment for the benefit of NationsBank of Georgia, N.A., as trustee under the Industrial Revenue Bond referenced therein.

          "Existing Letter of Credit Application" shall mean the application and agreement of the Issuer executed and delivered by Galaxy for the Existing Letter of Credit. In the event of any inconsistency between the terms of the Existing Letter of Credit Application and this Agreement, the terms of this Agreement shall control and shall supersede the terms of the Existing Letter of Credit Application.

          "Existing Letter of Credit Obligations" shall mean, at any time, the aggregate unfunded amount of the outstanding Existing Letter of Credit.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions, as determined by Wachovia.

          "Fieldcrest Division" means the Carpet and Rug Division of Fieldcrest Cannon, Inc., as such Division is more particularly defined in the Asset Purchase Agreement.

          "First Union" means First Union National Bank of Georgia, a national banking association, and its successors and, as the context requires, its permitted assigns.

          "First Union Prime Rate" refers to that interest rate so denominated and set by First Union from time to time as an interest rate basis for borrowings. The First Union Prime Rate is but one of several interest rate bases used by First Union. First Union lends at interest rates above and below the First Union Prime Rate.

          "Fiscal Quarter" means any fiscal quarter of the Indirect Parent.

          "Fiscal Year" means any fiscal year of the Indirect Parent.

          "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

          "Galaxy" means Galaxy Carpet Mills, Inc., a Delaware corporation, which corporation was liquidated into the Borrower as successor thereto.

          "Galaxy Stock Purchase Agreement" means that certain stock purchase agreement dated as of December 1, 1994, by and between the stockholders of Galaxy as listed therein, as the seller, and the Indirect Parent as the buyer, whereby the Indirect Parent purchased all of the issued and outstanding Capital Stock of Galaxy.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall
                                          --------
not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantor" means any one, or more, or all, as the context requires, of the Indirect Parent, the Parent, Mohawk Marketing, Inc., Mohawk Mills, Inc., the other Subsidiary Guarantors, and any other guarantor of the Loans from time to time.

          "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. (S) 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

          "HLT Classification" has the meaning set forth in Section 7.06.

          "HLT Rate" means the sum of (i) the Base Rate plus (ii) 2.50%.

          "Indirect Parent" means Mohawk Industries, Inc., a Delaware corporation, and its successors and permitted assigns.

          "Indirect Parent Guaranty" means that certain Guaranty Agreement substantially in the form of Exhibit F, dated as of even date herewith, executed
                             ---------
by the Indirect Parent in favor of the Banks, as amended and modified from time to time, which amends, restates and supersedes any prior guaranty by the Indirect Parent of the Loans.

          "Intercreditor Agreement" means that certain Second Amended and Restated Intercreditor Agreement, dated as of September 16, 1994, among First Union, Wachovia, and the other parties thereto, together with all amendments and supplements thereto.

          "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:
--------

          (a) any Interest Period (other than an Interest Period determined pursuant to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

          (c) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:
                                                 --------

          (a) any Interest Period (other than an Interest Period determined pursuant to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

          (b) any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

          "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

          "Issuer" means Wachovia.

          "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower.

          "Letter of Credit Fee" means a letter of credit fee in an amount equal to the following percentages of the average daily amount of the Existing Letter of Credit Obligations, computed for the actual number of days elapsed on the basis of a 360 day year: so long as the Debt to Capitalization Ratio is (aa) greater than or equal to 0.55 to 1.0, 0.50%, (bb) greater than or equal to 0.50 to 1.0 but less than 0.55 to 1.0, 0.375%, (cc) greater than or equal to 0.45 to
1.0 but less than 0.50 to 1.0, 0.275%, (dd) greater than or equal to 0.35 to 1.0 but less than 0.45 to 1.0, 0.25%, and (ee) less than 0.35 to 1.0, 0.20%.

          "Letter of Credit Obligations" means the sum of (x) the Existing Letter of Credit Obligations, plus (y) the aggregate unfunded amount of all
                              ----
other outstanding letters of credit issued by any Bank for the benefit of the Borrower or any Guarantor.

          "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement, which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law. For the purposes of this Agreement, the Indirect Parent, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Tranche A Loan, Tranche B Loan, Base Rate Loan or a Euro-Dollar Loan and "Loans" means Tranche A Loans, Tranche B Loans, Base Rate Loans or Euro-Dollar Loans or both.

          "Loan Documents" means this Agreement, the Notes, the Indirect Parent Guaranty, the Parent Guaranty, the Subsidiary Guaranties, the Security Documents, and any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or modified from time to time.

          "Loans" means Loans made from the Banks to the Borrower from time to time pursuant to this Agreement.

          "London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

          "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.

          "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of Indirect Parent and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Banks under the Loan Documents, or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

          "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

          "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

          "Notes" means, as the context may require, the Tranche A Notes and/or the Tranche B Notes, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

          "Notice of Borrowing" has the meaning set forth in Section 2.02.

          "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

          "Original Credit Agreement" has the meaning set forth in the preamble to this Agreement.

          "Parent" means Mohawk Carpet Corporation (f/k/a Mohawk Limited), a Delaware corporation, and its successors and permitted assigns.

          "Parent Guaranty" means that certain Guaranty Agreement substantially in the form of Exhibit G, dated as of even date herewith, executed by the Parent
               ---------
in favor of the Banks, as amended and modified from time to time, which amends, restates and supersedes any prior guaranty by the Parent of the Loans.

          "Participant" has the meaning set forth in Section 8.08(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Permitted Acquisition" means a non-hostile acquisition, however structured, of all or substantially all of the assets or stock of a Person whose business primarily consists of the manufacturing, marketing or distribution of floor covering.

          "Person" means an individual, a corporation, a partnership, an unincorporated association, joint venture, limited liability company, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

          "Prime Rate" means, on any day, the average of the (i) Wachovia Prime Rate and (ii) First Union Prime Rate.

          "Properties" means all real property owned, leased or otherwise used or occupied by the Indirect Parent or any Subsidiary (including, without limitation, the Borrower), wherever located.

          "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Reporting Entity" means, as the context requires in connection with the furnishing of information under this Agreement or any of the other Loan Documents, either the Indirect Parent or the Borrower.

          "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments, or if the Commitments are no longer in effect, holding at least 66 2/3% of the aggregate outstanding principal amount of the Notes.

          "Restricted Payment" means (i) any dividend or other distribution on any shares of the Indirect Parent's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Indirect

Parent's capital stock (except shares acquired upon the conversion thereof into other shares of its capital stock) or (b) any option, warrant or other right to acquire shares of the Indirect Parent's capital stock.

          "Security Documents" means all stock pledge agreements executed and delivered by the Indirect Parent, the Parent and the Borrower in favor of Wachovia and First Union in their collective capacity as Collateral Agent (defined in the Original Credit Agreement) under the Intercreditor Agreement, including, without limitation, the Borrower Security Agreement (defined in the Original Credit Agreement) and the Parent Security Agreement (defined in the Original Credit Agreement).

          "Stockholders' Equity" means, at any time, the shareholders' equity of the Indirect Parent and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Indirect Parent and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any
                                                             --- ---------
Redeemable Preferred Stock of the Indirect Parent or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to, (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) foreign currency translation adjustments.

          "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Indirect Parent or the Borrower.

          "Subsidiary Guarantor" means a Subsidiary which has executed a Subsidiary Guaranty in connection herewith or pursuant to Section 5.21.

          "Subsidiary Guaranties" means any one, or more or all, as the context shall require or permit, of those certain Subsidiary Guaranty Agreements, substantially in the form of Exhibit H, executed and delivered by the Subsidiary
                             ---------
Guarantors from time to time in favor of the Banks, together with all amendments and modifications thereto.

          "Transaction Losses" has the meaning set forth in Section 5.22.

          "Termination Date" means, respectively, as the context may require, the Tranche A Termination Date and the Tranche B Termination Date.

          "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of either the Indirect Parent's or the Borrower's business and on a temporary basis.

          "Tranche A Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank in the signature pages hereof as its Tranche A Commitment.

          "Tranche A Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the
                             -----------
Borrower to repay the Tranche A Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto, which promissory notes amend, restate and supersede any prior promissory notes issued by the Borrower to evidence the Tranche A Loans.

          "Tranche A Loans" means Loans made to the Borrower by the Banks pursuant to Section 2.01(a).

          "Tranche A Termination Date" means May 15, 2002.

          "Tranche B Commitment" means with respect to each Bank, the amount set forth opposite the name of such Bank in the signature pages hereof as its Tranche B Commitment.

          "Tranche B Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligations of the
                             -----------
Borrower to repay the Tranche B Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto, which promissory notes amend, restate and supersede any prior promissory notes issued by the Borrower to evidence the Tranche B Loans.

          "Tranche B Loans" means Loans made to the Borrower by the Banks pursuant to Section 2.01(b).

          "Tranche B Termination Date" means December 26, 1997.

          "Transferee" has the meaning set forth in Section 8.08(d).

          "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

          "Unused Tranche A Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Tranche A Loans.

          "Unused Tranche B Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Tranche B Loans.

          "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association, and its successors and, as the context requires, its permitted assigns.

          "Wachovia Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Wachovia Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Wachovia Prime Rate.

          "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Indirect Parent or a Consolidated Subsidiary.

          SECTION 1.02. Accounting Terms and Determinations.  Unless otherwise
                        -----------------------------------
specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the relevant Reporting Entity's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the relevant Reporting Entity delivered to the Banks unless with respect to any such change concurred in by the relevant Reporting Entity's independent public accountants or required by GAAP, in determining compliance with any of the provisions of any of the Loan Documents:
(i) such relevant Reporting Entity shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events the Banks and such relevant Reporting Entity shall negotiate in good faith to resolve any existing disagreements regarding such calculations, provided, that if such disagreements are not resolved within 30 days after receipt of a notice of objection, such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01, shall mean the financial statements referred to in Section 4.04).

          SECTION 1.03. References.  Unless otherwise indicated, references in
                        ----------
this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to Articles, exhibits, schedules, sections and other subdivisions hereof.

          SECTION 1.04. Use of Defined Terms.  All terms defined in this
                        --------------------
Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

          SECTION 1.05. Terminology.  All personal pronouns used in this
                        -----------
Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.



                                   ARTICLE II

                                  THE CREDITS

          SECTION 2.01. Commitments to Lend.  (a) Each Bank severally agrees, on
                        -------------------
the terms and conditions set forth herein, to make Tranche A Loans to the Borrower from time to time before the Tranche A Termination Date; provided,
                                                                  --------
that, immediately after each such Loan is made, the aggregate principal amount
----
of Tranche A Loans by such Bank shall not exceed the amount of its Tranche A Commitment. Each Base Rate Borrowing under this Section shall be in an aggregate principal amount of $100,000 or any larger amount (except that any such Borrowing may be in the aggregate amount of the Unused Tranche A Commitments) and shall be made from the several Banks ratably in proportion to their respective Tranche A Commitments. Each Euro-Dollar Borrowing under this Section shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000 and shall be made from the several Banks ratably in proportion to their respective Tranche A Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, reborrow, and to the extent permitted by Section 2.09, prepay Loans, under this Section at any time before the Tranche A Termination Date. As of the date of this Agreement, the Tranche A Loans are due and owing in accordance with the terms hereof without counterclaim, offset or other defense.

          (b) Each Bank severally agrees, on the terms and conditions set forth herein, to make Tranche B Loans to the Borrower from time to time before the Tranche B Termination Date; provided, that, immediately after each such Loan is
                            --------  ----
made, the aggregate principal amount of Tranche B Loans by such Bank shall not exceed the amount of its Tranche B Commitment. Each Base Rate Borrowing under this Section shall be in an aggregate principal amount of $100,000 or any larger amount (except that any such Borrowing may be in the aggregate amount of the Unused Tranche B Commitment) and shall be made from the several Banks ratably in proportion to their respective Tranche B Commitments. Each Euro-Dollar Borrowing under this Section shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000 and shall be made from the several Banks ratably in proportion to their respective Tranche B Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, reborrow, and to the extent permitted by
Section 2.09, prepay Loans, under this Section at any time before the Tranche B Termination Date. As of the date of this Agreement, the Tranche B Loans are due and owing in accordance with the terms hereof without counterclaim, offset or other defense.

          (c) Notwithstanding the foregoing Sections 2.01(a) and (b), in no event shall the principal amount of all Loans made by any Bank outstanding at any one time exceed the total amount of such Bank's Commitment minus such Bank's
                                                               -----
pro rata share of the Letter of Credit Obligations (whether as Issuer or participant).

          SECTION 2.02. Method of Borrowing.  (a) The Borrower shall give each
                        -------------------
Bank notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit D, on the same day for each Base Rate Borrowing but, in any case,
   ---------
prior to 12:00 P.M., and at least 2 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

          (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (ii) the aggregate amount of such Borrowing,

          (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans,

          (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (v) whether the Loans comprising such Borrowing are Tranche A Loans or Tranche B Loans.

          (b) Upon receipt of a Notice of Borrowing by any Bank, such Notice of Borrowing shall not thereafter be revocable.

          (c) Not later than 4:00 P.M. (Atlanta, Georgia time) on the date of each Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Borrower at such Bank's Lending Office.

          (d) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Borrower as provided in paragraph (c) of this Section, or remitted by the Borrower to such Bank as provided in Section 2.11, as the case may be.

          (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived.

          (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

          (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 12 interest rates (including the Applicable Margins) applicable to the Loans at any given time.

          SECTION 2.03. Notes.  (a) The Tranche A Loans of each Bank shall be
                        -----
evidenced by a single Tranche A Note made by the Borrower payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Tranche A Commitment. The Tranche B Loans of each Bank shall be evidenced by a single Tranche B Note made by the Borrower payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Tranche B Commitment.

          (b) Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence the date, amount and maturity of each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and whether such Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make
                                 --------
any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

          SECTION 2.04. Maturity of Loans.  Each Loan included in any Borrowing
                        -----------------
shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing (subject to subsequent refundings thereof) and all Loans shall mature and be due and payable in full (without further refundings thereof) on the applicable Termination Date.

          SECTION 2.05. Interest Rates.  (a)       "Applicable Margin" means at
                        --------------
all times:

               (i) -1.0% (negative) for all Base Rate Loans outstanding at any time in an amount less than or equal to $10,000,000.00, and -0.25% (negative) for all Base Rate Loans outstanding at any time in an amount greater than $10,000,000.00 (provided, however, in no event shall the amount of (x) the Applicable Margin for any Base Rate Loan plus the Base Rate, be less than (y) the corresponding amount of the Applicable Margin for any Euro-Dollar Loan plus the Adjusted London Interbank Offered Rate); and

               (ii) for any Euro-Dollar Loan, for so long as the Debt to Capitalization Ratio is (aa) greater than or equal to 0.55 to 1.0, 0.50%, (bb) greater than or equal to 0.50 to 1.0 but less than 0.55 to 1.0, 0.375%, (cc) greater than or equal to 0.45 to 1.0 but less than
          0.50 to 1.0, 0.275%, (dd) greater than or equal to 0.35 to 1.0 but less than 0.45 to 1.0, 0.25%, (ee) less than 0.35 to 1.0, 0.20%.

          (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus (or minus) the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period; provided that if any
                                                        --------
Euro-Dollar Loan shall, as a result of paragraph (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

          The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBOR Page as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that (i) if more than one such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of such offered rates; (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York City, selected by Wachovia, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

          "Euro-Dollar Reserve Percentage" means, with respect to a given Bank, for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the actual reserve requirement for such Bank in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (d) Wachovia shall determine the interest rates applicable to the Loans hereunder. Each Bank shall give prompt notice to the Borrower by telecopier or hand delivery of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
Section 2.06(b) contains provisions relating to the determination of the Applicable Margin from time to time.

          SECTION 2.06. Fees.  (a) The Borrower shall pay to each Bank, on the
                        ----
first day of each Fiscal Quarter, a facility fee for each Bank's pro rata share of the Commitments for the immediately preceding 3 fiscal months of the Indirect Parent, as calculated at the end of each fiscal month of the Indirect Parent, equal to the sum of the facility fees for such 3 fiscal months as determined by the following:

               (i)   if the Debt to Capitalization Ratio was less than 0.45 to
          1.0 as at the end of any relevant fiscal month of the Indirect Parent, 1/12th of the sum of (i) the product of (x) 0.0015 times (y) the
                                                             -----
          average aggregate principal amount of the Commitments during such period;

               (ii) if the Debt to Capitalization Ratio was equal to or greater than 0.45 to 1.0 but less than 0.50 to 1.0 as at the end of any relevant fiscal month of the Indirect Parent, 1/12th of the sum of the product of (x) 0.0020 times (y) the average aggregate principal amount
                                -----
          of the Commitments during such period; and

               (iii) if the Debt to Capitalization Ratio was equal to or greater than 0.50 to 1.0 as at the end of any relevant fiscal month of the Indirect Parent, 1/12th of the sum of the product of (x) 0.0025 times
                                                                          -----
          (y) the average aggregate principal amount of the Commitments during such period.

In determining the amount to be paid by the Borrower to the Banks pursuant to
Section 2.05(a) or this Section 2.06, the Borrower shall estimate in good faith the Debt to Capitalization Ratio for each of the immediately preceding 3 fiscal months and shall provide the Banks with a written explanation, in form and substance satisfactory to the Required Banks, of how such estimate was determined at the time it makes any payment pursuant to Section 2.05(a) or this
Section 2.06. If the actual Debt to Capitalization Ratio, as determined by the financial statements delivered pursuant to Sections 5.01(a), (b) or (j), is other than the Borrower's estimate of same, then, as appropriate, either (i) the Borrower shall immediately make a payment to the Banks in an amount sufficient to cause the Banks to have received the appropriate amount required by Section 2.05(a) or this Section 2.06, as applicable, or (ii) so long as no Default shall exist, the Banks shall credit the Borrower's account for any amounts paid to them in excess of the amount required to be paid pursuant to Section 2.05(a) or this Section 2.06, as applicable provided, that, no such
                                                       --------  ----
adjustments shall be made following the Termination Date in the absence of a material misstatement.

     (b) The Borrower shall pay to each Bank a non-refundable, fully earned amendment and restructuring fee in the amount of $50,000.00 payable to each Bank on the Closing Date.

          SECTION 2.07. Optional Termination or Reduction of Commitments.  The
                        ------------------------------------------------
Borrower may, upon at least 3 Domestic Business Days' notice to the Banks, terminate at any time, or proportionately reduce the Unused Tranche A Commitments or Unused Tranche B Commitments from time to time by an aggregate
amount of at least $10,000,000.   Upon a reduction of the Unused Tranche A
Commitments or Unused Tranche B Commitments, each Bank's Commitments shall be permanently and ratably reduced.

          SECTION 2.08. Mandatory Reduction and Termination of Commitments.  The
                        --------------------------------------------------
Tranche A Commitments shall terminate on the Tranche A Termination Date and the Tranche B Commitments shall terminate on the Tranche B Termination Date and any Tranche A or B Loans, as the case may be, then outstanding (together with accrued interest thereon) shall be due and payable by the Borrower on such date.

          SECTION 2.09. Optional Prepayments.  (a) The Borrower may, upon notice
                        --------------------
to the Banks on the same day, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $100,000 or any larger amount, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

          (b) Subject to Section 7.05, the Borrower may, upon at least 2 Euro-Dollar Business Days' notice to the Banks, prepay any Euro-Dollar Loan in whole at any time, or from time to time in part, prior to the maturity thereof, in amounts aggregating at least $1,000,000 or any larger multiple of $100,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of the prepayment.

          (c) Upon any Bank's receipt of a notice of prepayment pursuant to this Section, such notice shall not thereafter be revocable by the Borrower.

          SECTION 2.10. Mandatory Prepayments.  On each date on which the
                        ---------------------
Commitments are reduced pursuant to Section 2.07 or Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced.

          SECTION 2.11. General Provisions as to Payments.  (a) The Borrower
                        ---------------------------------
shall make each payment of principal of, and interest on, each Bank's Loans and of each Bank's fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available at the place where payment is due, to such Bank at its address set forth on the signature pages hereof.

          (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

          SECTION 2.12. Computation of Interest and Fees.  Interest on Base Rate
                        --------------------------------
Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Any fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.13. Existing Letter of Credit.  (a) Subject to the terms and
                        -------------------------
conditions contained in this Agreement, with respect to the Existing Letter of Credit, the Borrower shall pay to the order of the Issuer the Letter of Credit Fee (A) on each anniversary date hereof, (B) on the Termination Date and (C) if there are any Existing Letter of Credit Obligations on the Termination Date, on the first date thereafter on which there are no Existing Letter of Credit Obligations, in each case for the previous period. Any payments made by the Issuer in honoring a draft or other demand for payment presented in accordance with the terms of the Existing Letter of Credit shall be deemed to constitute a Borrowing, which shall bear interest at the highest rate payable under and shall be evidenced by the Tranche A Notes. After the occurrence and during the continuation of an Event of Default, to the extent of any Existing Letter of Credit Obligations, the Issuer and First Union may immediately advance the principal amount thereof as Loans, and set aside the amounts so advanced as separate collateral reserves to be held by the Issuer for reimbursement of amounts of the Existing Letter of Credit Obligations which are subsequently funded by the Issuer (and for which First Union has purchased a participation therein as set forth below), the Borrower hereby agreeing that the Issuer and First Union shall have a right of setoff against and security interest in such collateral reserve. After the Existing Letter of Credit has been cancelled and all Existing Letter of Credit Obligations have been satisfied, and the Issuer (and First Union as participant) has been reimbursed all amounts funded by the Issuer with respect thereto, any balance remaining in said collateral reserve may be applied to other unpaid obligations of the Borrower hereunder, and, if none, shall be remitted to the Borrower.

          (b) Purchase of Participations.  First Union has irrevocably and
              ---------------------------
unconditionally purchased and received from Issuer, without recourse or warranty, an undivided interest and participation, to the extent of First Union's Existing LC Commitment, as provided on the signature page hereto in such Existing Letter of Credit.

          (c) Sharing of Existing Letter of Credit Payments.  In the event that
              ----------------------------------------------
the Issuer makes any payment under the Existing Letter of Credit for which the Borrower shall not have repaid such amount to the Issuer pursuant to this Section, the Issuer shall promptly notify First Union of such failure, and First Union shall promptly and unconditionally pay to the Issuer First Union's Existing LC Commitment share of the amount of such payment in Dollars and in same day funds. If the Issuer so notifies First Union prior to 10:00 A.M. (Atlanta, Georgia time) on any Domestic Business Day, First Union shall make available to the Issuer its Existing LC Commitment share of the amount of such payment on such Domestic Business Day in same day funds. If and to the extent First Union shall not have so made its Existing LC Commitment share of the amount of such payment available to the Issuer, First Union agrees to pay to the Issuer forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Issuer at the Base Rate for the first 5 days and thereafter at the Default Rate.

          (d) Sharing of Reimbursement Obligation Payments. Whenever the Issuer
              ---------------------------------------------
receives a payment from the Borrower or any guarantor on account of the Existing Letter of Credit Obligations, including any interest thereon, as to which the Issuer has received any payments from First Union pursuant to this Section, the Issuer shall promptly pay to First Union its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to First Union's Existing LC Commitment share thereof. Each such payment shall be made by the Issuer on the Domestic Business Day on which the funds are paid to such Person, if received prior to 10:00 am. (Atlanta, Georgia time) on such Domestic Business Day, and otherwise on the next succeeding Domestic Business Day.

          (e) Obligations Irrevocable.  The obligations of the First Union to
              ------------------------
make payments to the Issuer with respect to the Existing Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

               (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in the Existing Letter of Credit or any transferee of the Existing Letter of Credit (or any Person for whom any such transferee may be acting), the Issuer, any Bank or any other Person, whether in connection with this Agreement, any Existing Letter of Credit, the transactions contemplated herein or any unrelated transactions;

               (iii) any draft, certificate or any other document presented under the Existing Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

               (v) payment by the Issuer under the Existing Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (vi) payment by the Issuer under the Existing Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Existing Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Issuer; or

               (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Issuer.

          SECTION 2.14. Other Letters of Credit. The Borrower and the Guarantors
                        -----------------------
may apply with any of the Banks for the issuance of additional letters of credit from time to time provided that: (i) no Event of Default is in existence, (ii) the Borrower or such Guarantor executes and delivers such Bank's customary letter of credit application and reimbursement agreement and other customary documentation therefor, (iii) the Borrower or such Guarantor agrees to pay the letter of credit fees therefor as may be mutually agreed upon, (iv) such Bank notifies the other Banks in writing of the proposed issuance of a letter of credit, and the face amount and term thereof, and (v) the sum of (x) all Letter of Credit Obligations after the issuance of such additional letter(s) of credit plus (y) all outstanding Loans shall not exceed
                               ----
the aggregate Commitments. NOTWITHSTANDING THE FOREGOING, THIS SECTION 2.14 SHALL IN NO EVENT BE CONSTRUED TO BE A COMMITMENT BY ANY BANK TO ISSUE ANY LETTER(S) OF CREDIT TO THE BORROWER OR TO ANY GUARANTOR.

          SECTION 2.15. Ratification of Security Interest in Collateral; Release
                        --------------------------------------------------------
of Collateral.  (a) Each of the Indirect Parent, the Parent and the Borrower
-------------
hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Security Documents effective as of the date hereof and agrees that the same shall remain in full force and effect unless and until the same may be released pursuant to Section 2.15(b) below.

          (b) So long as no Default or Event of Default shall be in existence at such time, upon receipt by Wachovia and First Union of the written agreement of the requisite parties to the Intercreditor Agreement authorizing and directing the release of the Collateral and termination of the Intercreditor Agreement, Wachovia and First Union shall promptly execute and deliver releases of the Collateral and terminate any financing statements recorded in connection therewith.


                                  ARTICLE III

                           CONDITIONS TO BORROWINGS

          SECTION 3.01. Conditions to Closing.  The obligations of each Bank
                        ---------------------
under this Agreement are subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Banks of the following (in sufficient number of counterparts (except as to the Notes) for delivery of a counterpart to each
Bank):

          (a) from each of the parties thereto a duly executed counterpart of this Agreement, the Indirect Parent Guaranty, the Parent Guaranty, and each Subsidiary Guaranty, signed by each party thereto;

          (b) duly executed Notes by the Borrower for the account of each Bank complying with the provisions of Section 2.03;

          (c) an opinion (together with any opinions of local counsel relied on therein) of Alston & Bird, counsel for the Borrower and the Guarantors, dated as of the Closing Date, substantially in the form of Exhibit B;
                                                                ---------

          (d) the Indirect Parent's most recent audited consolidated financial statements, including, without limitation, a balance sheet and income statement and its most recent 10-K filed with the Securities and Exchange

     Commission, in such form and substance satisfactory to the Banks in their sole discretion;

          (e) a certificate, dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the Closing Date and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the Closing Date;

          (f) all documents which any Bank may reasonably request relating to the existence of the Borrower and each Guarantor, the corporate authority for and the validity of the Loan Documents to which either the Borrower, or any Guarantor is a party, and any other matters relevant thereto, all in form and substance satisfactory to the Banks, including, without limitation, a certificate of incumbency of the Borrower and each Guarantor, signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower, and each Guarantor authorized to execute and deliver the Loan Documents, and certified copies of the following items as to each of the Borrower, and each Guarantor: (i) its Certificate of Incorporation, (ii) its Bylaws, (iii) a certificate of the Secretary of State of the States of Delaware and Georgia as to the good standing of the Borrower and the Indirect Parent as a Delaware corporation, and (iv) the action taken by its Board of Directors authorizing its execution, delivery and performance of the Loan Documents to which it is a party; and

          (g) a Notice of Borrowing, if necessary.

          SECTION 3.02. Conditions to All Borrowings.  The obligation of each
                        ----------------------------
Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Banks of a Notice of Borrowing;

          (b) the fact that, immediately after such Borrowing, no Default shall have occurred and be continuing;

          (c) the fact that the representations and warranties contained in
     Article IV of this Agreement shall be true on and as of the date of such Borrowing except to the extent they relate solely to an earlier date; and

          (d) the fact that, immediately after such Borrowing, the sum of (x) the aggregate outstanding principal amount of the Tranche A Loans plus Tranche B Loans plus the Letter of Credit Obligations of the Banks will not exceed (y) the amount of the aggregate Commitments.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower and the Indirect Parent on the date of such Borrowing as to the facts specified in paragraphs (b), (c) and (d) of this Section.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          Each of the Indirect Parent and the Borrower represents and warrants that:

          SECTION 4.01. Corporate Existence and Power.  Each of the Borrower,
                        -----------------------------
the Parent and the Indirect Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary and where failure to be so qualified would not have or create a reasonable possibility of causing a Material Adverse Effect, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.02. Corporate and Governmental Authorization; No
                        --------------------------------------------
Contravention.  The execution, delivery and performance by each of the Parent,
-------------
the Indirect Parent and the Borrower of this Agreement, the Notes and the other Loan Documents to which it is a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official (other than routine filings with the Securities and Exchange Commission), (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of either the Parent, the Indirect Parent or the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon either the Parent, the Indirect Parent or the Borrower or any of their Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of either the Parent, the Indirect Parent or the Borrower or any of their Subsidiaries.

          SECTION 4.03. Binding Effect.  This Agreement constitutes a valid and
                        --------------
binding agreement of each of the Parent, the Indirect Parent and the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Parent, the Indirect Parent and the Borrower (provided that the Parent, the Indirect Parent or the Borrower, as appropriate, is a party to any such Loan Document) enforceable in accordance with their respective terms, provided that the enforceability hereof and
                             --------
thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          SECTION 4.04. Financial Information.  (a) The consolidated balance
                        ---------------------
sheet of the Indirect Parent and its Consolidated Subsidiaries as of December 31, 1996, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by KPMG Peat Marwick, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Indirect Parent for the interim period ended March 31, 1997, copies of which have been delivered to each of the Banks, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Indirect Parent and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

          (b) Since December 31, 1996, there has been no event, act, condition or occurrence having a Material Adverse Effect on either the Indirect Parent, the Borrower, or any of their Subsidiaries.

          SECTION 4.05. No Litigation.  There is no action, suit or proceeding
                        -------------
pending, or to the knowledge of either the Indirect Parent or the Borrower threatened, against or affecting either the Indirect Parent or the Borrower or any of their Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect.

          SECTION 4.06. Compliance with ERISA.  (a) The Indirect Parent, the
                        ---------------------
Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

          (b) Neither the Indirect Parent, the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

          SECTION 4.07. Taxes.  There have been filed on behalf of the Indirect
                        -----
Parent, the Borrower and their Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Indirect Parent, the Borrower or any Subsidiary have been paid or valid and effective extensions therefor have been obtained. The charges, accruals and reserves on the books of the Indirect Parent, the Borrower and their Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Indirect Parent and the Borrower, adequate. United States income tax returns of the Indirect Parent, the Borrower and their Subsidiaries' have been examined and closed through the Fiscal Year ended 1992.

          SECTION 4.08. Subsidiaries.  Each of the Indirect Parent's
                        ------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and organization, and has all powers (by virtue of its creation and organization) and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Neither of the Borrower nor the Indirect Parent have any Subsidiaries except for those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of creation and organization. In order to induce the Banks to exclude Horizon Europe, Inc., Delaware Valley Wool Scouring, Inc., and Mohawk International, Inc. FSC as Guarantors, the Indirect Parent, the Parent and the Borrower hereby represent and warrant to the Banks that neither Horizon Europe, Inc., Delaware Valley Wool Scouring, Inc., nor Mohawk International, Inc. FSC have any assets of a material nature.

          SECTION 4.09. Not an Investment Company.  Neither the Parent, the
                        -------------------------
Indirect Parent nor the Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.10. Ownership of Property; Liens.  Each of the Indirect
                        ----------------------------
Parent and its Consolidated Subsidiaries (including, without limitation, the Borrower) has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.09.

          SECTION 4.11. No Default.  Neither the Indirect Parent nor any of its
                        ----------
Consolidated Subsidiaries (including, without limitation, the Borrower) is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          SECTION 4.12. Full Disclosure.  All information heretofore furnished
                        ---------------
by the Borrower or the Indirect Parent to any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower or the Indirect Parent to any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Indirect Parent and the Borrower have disclosed to the Banks in writing any and all facts which would have or create a reasonable possibility of causing a Material Adverse Effect.

          SECTION 4.13. Environmental Matters.  To the best knowledge of each of
                        ---------------------
the Indirect Parent and the Borrower, after due inquiry (which does not necessarily mean the performance of a phase I environmental audit), (a) neither the Indirect Parent, the Borrower nor any Subsidiary is subject to any Environmental Liability and (b) neither the Indirect Parent, the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best knowledge of each of the Indirect Parent and the Borrower, after due inquiry (which does not necessarily mean the performance of a phase I environmental audit), none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

          (b) To the best knowledge of each of the Indirect Parent and the Borrower, after due inquiry (which does not necessarily mean the performance of a phase I environmental audit), no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of each of the Indirect Parent and the Borrower, at or from any adjacent site or facility, except for (i) Hazardous Materials, such as cleaning solvents, combustion enhances, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements, and (ii) Hazardous Materials with respect to which the presence thereof, any required remediation with respect thereto, or the expenses, fines, penalties and other costs relating thereto could not reasonably be expected to have a Material Adverse Effect.

          (c) Except for non-compliance which could not reasonably be expected to have a Material Adverse Effect, the Indirect Parent, the Borrower, and each of their Subsidiaries is in compliance with all Environmental Requirements in connection with the operation of the Properties and each of the Indirect Parent's, the Borrower's and their Subsidiary's respective businesses.

          SECTION 4.14. Capital Stock.  All Capital Stock, debentures, bonds,
                        -------------
notes and all other securities of the Indirect Parent and its Subsidiaries (including, without limitation, the Borrower) presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of capital stock of the Borrower are owned by the Parent free and clear of any Lien or adverse claim (except as contemplated by the

Intercreditor Agreement). At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries, if any, (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

          SECTION 4.15. Margin Stock.  Neither the Indirect Parent, the Borrower
                        ------------
nor any of their Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

          SECTION 4.16. Insolvency.  After giving effect to the execution and
                        ----------
delivery of the Loan Documents and the making of the Loans under this Agreement, neither the Parent, the Indirect Parent nor the Borrower will be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in (S) 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

          SECTION 4.17. Other Debt.  As of the end of the day on the date
                        ----------
hereof, neither the Indirect Parent, the Borrower nor any of their Subsidiaries has any Debt outstanding other than as described on Schedule 4.17 attached hereto and made a part hereof.


                                   ARTICLE V

                                   COVENANTS

          The Indirect Parent and the Borrower agree that, so long as any Commitment shall remain in effect, any Letter of Credit Obligations are outstanding or any amount payable hereunder or under any Note remains unpaid:

          SECTION 5.01. Information.  The Indirect Parent and the  Borrower will
                        -----------
deliver to each of the Banks:

          (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Indirect Parent and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, including the related unqualified audit opinion issued by KPMG Peat Marwick or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks;

          (b) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a consolidated balance sheet of the Indirect Parent and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of income and statements of cash flows for such quarter and for the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP (except for the failure to provide footnotes thereto) and consistency by the chief financial officer or the corporate controller of the Indirect Parent;

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit E (a "Compliance Certificate"), of the
                                  ---------
     chief financial officer or the corporate controller of the Indirect Parent
     (i) setting forth in reasonable detail the calculations required to establish whether the Indirect Parent and the Borrower were in compliance with the requirements of Sections 5.03 through 5.07, inclusive, and Section 5.09, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Indirect Parent (or the Borrower) is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, (i) a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements and (ii) operations and cash flow projections (indicating projected earnings and significant cash sources and uses) prepared by the Indirect Parent for the Fiscal Year following the Fiscal Year reported on in such statements referred to in paragraph (a), in such form and substance as is acceptable to the Required Banks, in their sole discretion;

          (e) within 1 Domestic Business Day after the Indirect Parent or the Borrower becomes aware of the occurrence of any Default, telephonic notice to each of the Banks of the occurrence of a Default (which telephonic notice shall set forth the details thereof), followed, within 10 Domestic Business Days after the date of such telephonic notice, with a certificate of the chief financial officer or the chief accounting officer of the Indirect Parent or the Borrower, as appropriate, setting forth the details thereof and the action which the Indirect Parent or the Borrower, as appropriate, is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Indirect Parent or the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Indirect Parent or the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

          (i) from time to time such additional information regarding the financial position or business of the Indirect Parent or the Borrower and its Subsidiaries as any Bank may reasonably request, including, without limitation, consolidating balance sheets and statements of income of the Indirect Parent, the Borrower and the Borrower's Subsidiaries, in existence at such time, as at the end of any fiscal period.

          SECTION 5.02. Inspection of Property, Books and Records.  The
                        -----------------------------------------
Indirect Parent and the Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. Each of the Indirect Parent and the Borrower agrees to cooperate and assist in such visits and inspections, in each case upon reasonable notice, at such reasonable times and as often as may reasonably be desired.

          SECTION 5.03. EBIT Ratio.  The ratio of (a) the sum of (i)
                        ----------
Consolidated Net Income, (ii) Consolidated Interest Expense, and (iii) taxes on the Indirect Parent's consolidated pre-tax income to (b) Consolidated Interest Expense shall not be less than 2.25 to 1.0. Compliance with this Section 5.03 shall be calculated on a trailing 4 quarter basis as at the end of each Fiscal Quarter.

          SECTION 5.04. Debt to Capitalization Ratio.  The Debt to
                        ----------------------------
Capitalization Ratio shall at all times be less than 0.60 to 1.0.

          SECTION 5.05. Debt to EBITDA Ratio. The ratio of the Indirect Parent's
                        --------------------
(a) Consolidated Debt to (b) the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on the Indirect Parent's consolidated pre-tax income, and (iv) Depreciation and Amortization shall not be greater than
3.5 to 1.0. Clause (b) in this Section 5.05 shall be calculated on a trailing 4 quarter basis as at the end of each Fiscal Quarter.

          SECTION 5.06. Restricted Payments.  The Indirect Parent shall not
                        -------------------
declare or make any Restricted Payment unless, after giving effect thereto, both
(i) no Default shall exist and (ii) the aggregate of all Restricted Payments declared or made after February 24, 1994 does not exceed the sum of (v) net proceeds from the sale of Capital Stock, plus (w) $10,000,000, plus (x) 50.0% of Consolidated Net Income after February 24, 1994 minus (y) 100.0% of cumulative net losses after February 24, 1994 minus (z) Restricted Payments made after February 24, 1994.

          SECTION 5.07. Loans or Advances.  Neither the Indirect Parent nor the
                        -----------------
Borrower nor any of their Subsidiaries shall make loans or advances to any Person except: (i) deposits required by government or regulatory agencies, insurers, or public utilities, (ii) advances for suppliers in the ordinary course of business which advances have been obtained from customers of the Borrower, (iii) so long as no Default shall be in existence or be caused thereby, advances or loans between the Indirect Parent, the Borrower or any Subsidiary Guarantor, (iv) loans and advances to an officer or employee of the Borrower, the Indirect Parent or of any Subsidiary provided that the aggregate amount of all such loan and advances (taken as a whole) outstanding at any time shall not exceed $10,000,000, and/or (v) loans and advances which are Investments permitted by Section 5.08.

          SECTION 5.08. Investments.  Neither the Indirect Parent nor the
                        -----------
Borrower nor any of their Subsidiaries shall make

Investments in any Person (except as permitted by Section 5.07) except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Required Banks, (iii) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Horizon & Owens Properties Partnership and Subsidiaries in existence as of the Closing Date, but which are not Guarantors, not exceeding $15,000,000 in the aggregate outstanding, (vi) Persons whose business primarily consists of the manufacturing, marketing or distribution of commercial or home furnishings (where such Investments are not Permitted Acquisitions), (vii) other Investments in Horizon & Owens Properties Partnership and Subsidiaries in existence as of the Closing Date, but which are not Guarantors, (viii) the Parent, the Borrower and the other Guarantors, and/or (ix) so long as no Default shall be in existence or be caused thereby, Permitted Acquisitions. Notwithstanding the foregoing, the aggregate amount of the Investments described in the immediately preceding clauses (vi) and (vii) plus the amount of Transaction Losses under
Section 5.22 may not exceed an amount equal to 20.0% of Consolidated Tangible Net Worth.

          SECTION 5.09. Negative Pledge.  Neither the Indirect Parent nor the
                        ---------------
Borrower nor any of their Subsidiaries will create, assume or suffer to exist any Lien on (i) so long as the Security Documents remain in force and effect, the Collateral (except for Liens created expressly pursuant to the Security Documents), and (ii) any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $5,000,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset
                              --------
     concurrently with or within 18 months after the acquisition or completion of construction thereof;

          (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Indirect Parent, the Borrower or a Consolidated Subsidiary and not created in contemplation of such event ;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Indirect Parent, the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

          (f) Liens securing Debt owing by any Subsidiary to the Indirect Parent or the Borrower;

          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by
                                 --------
     any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

          (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (i)  any Lien on Margin Stock;

          (j) Liens involuntarily imposed and being contested in good faith, subject to the Borrower having established reasonable reserves therefor if any Bank so requests; and

          (k) Liens against the assets of the Borrower formerly owned by Galaxy solely to the extent existing as of the date hereof under the Catoosa Co. IRB.

Provided Liens permitted by the foregoing paragraphs (a) through (j) shall at no
--------
time secure Debt in an aggregate amount greater than 10% of Consolidated Tangible Net Worth.

          SECTION 5.10. Maintenance of Existence.  Other than as permitted by
                        ------------------------
Section 5.12, each of the Indirect Parent and the Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

          SECTION 5.11. Dissolution.  Neither the Indirect Parent, the Borrower
                        -----------
nor any of their Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by Section 5.12 or in connection with a Restricted Payment which is permitted pursuant to Section 5.06.

          SECTION 5.12. Consolidations, Mergers and Sales of Assets.  Neither
                        -------------------------------------------
the Indirect Parent nor the Borrower will, nor will either of them permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the
                                                       --------
Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Wholly-Owned Subsidiaries of the Borrower may merge with and into the Borrower or any Guarantor, (c) assets may be transferred from a Subsidiary, the Indirect Parent or the Borrower (provided that any such transfer of the assets of the Borrower, whether by a single transaction or several transactions taken as a whole, must not consist of all or substantially all of the Borrower's assets) to the Borrower or a Guarantor, (d) any Wholly-Owned Subsidiary (other than the Borrower) may dissolve or liquidate so long as the assets of such Subsidiary at the time of such dissolution or liquidation are transferred to such Subsidiary's shareholder and such shareholder assumes all of the liabilities of such Subsidiary at the time of such dissolution or liquidation, (e) the Indirect Parent, the Borrower and their Subsidiaries may factor with recourse receivables provided that (x) not more than $25,000,000 in factored receivables with recourse may, in the aggregate, be outstanding at any given time, and (y) there shall be no limitation on the factoring of receivables without recourse, and (f) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, during any Fiscal Quarter, a transfer of assets by the Borrower or any Subsidiary or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding seven Fiscal Quarters, either (x) constituted more than 5% of Consolidated Total Assets at the end of the eighth Fiscal Quarter immediately preceding such Fiscal Quarter, or (y) contributed more than 10% of Consolidated Operating Profits during the eight Fiscal Quarters immediately preceding such Fiscal Quarter.

          SECTION 5.13. Use of Proceeds.   The proceeds of the Loans shall be
                        ---------------
used by the Borrower solely for its working capital needs in the ordinary course of business. In no event shall any portion of the proceeds of the Loans be used by the Borrower (i) except for Permitted Acquisitions, in connection with any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

          SECTION 5.14. Compliance with Laws; Payment of Taxes.  The Indirect
                        --------------------------------------
Parent and the Borrower will, and will cause each of their Subsidiaries to, comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings or where noncompliance would not have or create a reasonable possibility of causing a Material Adverse Effect. The Indirect Parent and the Borrower will, and will cause each of their Subsidiaries to, pay promptly when due, giving regard for any extensions obtained, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of either the Indirect Parent, the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Banks, either the Indirect Parent or the Borrower or Subsidiary will set up reserves in accordance with GAAP.

          SECTION 5.15. Insurance.  The Indirect Parent and the Borrower will
                        ---------
maintain, and will cause each of their Subsidiaries to maintain (either in the name of the Indirect Parent, the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business, subject to the Borrower's right to self-insure with respect to loss or damage to property in an amount reasonably acceptable to the Banks.

          SECTION 5.16. Change in Fiscal Year.  The Indirect Parent shall give
                        ---------------------
the Banks 30 day's prior written notice of any change in the determination of its Fiscal Year.

          SECTION 5.17. Maintenance of Property.  Subject to the rights of the
                        -----------------------
Borrower or any Subsidiary to discontinue certain operations under Section 5.12, the Indirect Parent and the Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good working order, ordinary wear and tear and obsolescence excepted (excluding losses due to fully insured, subject to commercially reasonable deductibles, casualties).

          SECTION 5.18. Environmental Notices.  The Indirect Parent, the
                        ---------------------
Borrower, and Parent shall furnish to the Banks prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and

Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property which would have a Material Adverse Effect, and all facts, events, or conditions that could lead to any of the foregoing.

          SECTION 5.19. Environmental Matters.  Neither the Indirect Parent, the
                        ---------------------
Borrower, nor Parent will, nor will either of them permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, combustion enhancers, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in compliance with all applicable Environmental Requirements.

          SECTION 5.20. Environmental Release.  Each of the Indirect Parent, the
                        ---------------------
Borrower and Parent agrees that upon the occurrence of an Environmental Release which would have a Material Adverse Effect and which violates any Environmental Requirement it will promptly investigate the extent of, and take appropriate action to remediate such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

          SECTION 5.21. Future Subsidiaries.  Each of the Indirect Parent and
                        -------------------
the Borrower shall cause all of its Subsidiaries not existing as of the date hereof to execute and deliver Subsidiary Guaranties and other Loan Documents related thereto, as requested by the Required Banks, within 3 Business Days of the creation or acquisition of any such Subsidiary. The delivery of such documents and instruments shall be accompanied by such other documents as the Required Banks may reasonably request (e.g., certificates of incorporation,
                                       ---
articles of incorporation, bylaws, or such similar organizational documents, opinions of counsel, and appropriate resolutions of the Board of Directors or other governing body of any such Subsidiary Guarantor).

          SECTION 5.22. Transactions with Affiliates.  Neither the Indirect
                        ----------------------------
Parent, the Parent, nor the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Indirect Parent, the Parent, the Borrower or such Subsidiary (which Affiliate is not the Indirect Parent or a Guarantor), except as permitted by law and (i) loans and advances permitted under Section 5.07(iii), (iv) and/or (v), (ii) transactions in the ordinary course of business and pursuant to reasonable terms and which are no less favorable to the Indirect Parent, the Parent, the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate, and (iii) subject to the limitation in the last sentence of Section 5.08, transactions resulting in Transaction Losses. "Transaction Losses" shall mean losses incurred during any month in an amount equal to (x) the sum of the respective revenues of the Parent, the Borrower or any Subsidiary less than (y) the sum of the respective variable manufacturing costs of the Parent, the Borrower or any Subsidiary, all as determined each month on an aggregate cumulative basis for such Person since the Closing Date.

          SECTION 5.23. Ownership of Parent and the Borrower.  The Indirect
                        ------------------------------------
Parent shall maintain ownership and control over all of the outstanding Capital Stock of Parent, and Parent shall maintain ownership and control over all of the outstanding Capital Stock of the Borrower.


                                  ARTICLE VI

                                   DEFAULTS

          SECTION 6.01. Events of Default.  If one or more of the following
                        -----------------
events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay when due any principal or any interest on any Loan or any fee or other amount payable hereunder within 5 Domestic Business Days after such principal, interest, fee or other amount shall become due (except at maturity on the applicable Termination Date); or

          (b) either the Indirect Parent or the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 to 5.13, inclusive, or 5.21 through 5.23, inclusive; or

          (c) either the Indirect Parent or the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to either the Indirect Parent or the Borrower by the Banks or (ii) the Indirect Parent or the Borrower otherwise becomes aware of any such failure; or

          (d) any representation, warranty, certification or statement made by the Indirect Parent or the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement or any of the other Loan Documents shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

          (e) the Indirect Parent, the Borrower or any Subsidiary shall fail to make any payment in respect of Debt

     (i) due and owing to either Wachovia or First Union in excess of $1,000,000 in the aggregate outstanding (other than (A) under the immediately preceding clause (i), or (B) the Notes or pursuant to any of the other Loan Documents), or (ii) in excess of $5,000,000 in the aggregate outstanding (other than (A) under the immediately preceding clause (i), or (B) the Notes or pursuant to any of the other Loan Documents) when due or within any applicable grace period; or

          (f) any event or condition shall occur which results in the acceleration of the maturity of Debt in excess of $5,000,000 in the aggregate outstanding of the Indirect Parent, the Borrower or any Subsidiary (including, without limitation, any "put" of such Debt to the Indirect Parent, the Borrower or any Subsidiary) or enables or, with the giving of notice or lapse of time or both, would enable, the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof (including, without limitation, any "put" of such Debt to the Indirect Parent, the Borrower or any Subsidiary); or

          (g) the Indirect Parent, the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (h) an involuntary case or other proceeding shall be commenced against the Indirect Parent, the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Indirect Parent, the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (i) the Indirect Parent, the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans (other than pursuant to a standard termination) shall be filed under Title IV of ERISA by the Indirect Parent, the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

          (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000 (exclusive of insurance coverage if any insurer shall have acknowledged such coverage in writing) shall be rendered against the Indirect Parent, the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

          (k) one or more federal tax liens securing an aggregate amount in excess of $5,000,000 shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Indirect Parent, the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

          (l) (i) any Person or two or more Persons acting in concert shall have acquired, after February 24, 1995, beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Indirect Parent or the Borrower; or (ii) as of any date a majority of the Board of Directors of the Indirect Parent or the Borrower consists of individuals who were not either (A) directors of the Indirect Parent or the Borrower, as appropriate, as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Indirect Parent or the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Indirect Parent or the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

          (m) an "Event of Default" shall occur under any of the other Loan Documents; or

          (n) the occurrence of any event, act, occurrence, or condition which the Required Banks determine either does or has a reasonable probability of causing a Material Adverse Effect; or

          (o) (i) any of the Loan Documents shall cease to be enforceable, (ii) the Indirect Parent, the Borrower or any Subsidiary Guarantor shall assert that any Loan Document shall cease to be enforceable, or (iii) any security interest in the Collateral pursuant to any of the Security Documents shall not be (or shall cease to be) perfected (unless released pursuant to Section 2.15 hereof).

then, and in every such event, the Required Banks may (i) by notice to the Borrower terminate the Commitments or and they shall thereupon terminate, and
(ii) by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph
                  --------
(g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, each of the Banks shall have available to it all other remedies at law or equity.


                                  ARTICLE VII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

          SECTION 7.01. Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair.  If on or prior to the first day of any Interest Period:

          (a) any Bank determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

          (b) any Bank determines that the London Interbank Offered Rate, as the case may be, as determined by Wachovia will not adequately and fairly reflect the cost to such Bank of funding the relevant Euro-Dollar Loan for such Interest Period, such Bank shall forthwith give notice thereof to the Borrower, whereupon until such Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of such Bank to make any Euro-Dollar Loan specified in such notice shall be suspended. Unless the Borrower notifies such Bank at least 2 Domestic Business Days before the date of any Borrowing of such Euro-Dollar Loan for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

          SECTION 7.02. Illegality.  If, after the date hereof, the adoption of
                        ----------
any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans, such Bank shall forthwith give notice thereof to the Borrower, whereupon until such Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, shall be suspended. Before giving any notice to the Borrower pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise materially disadvantageous to such Bank.
If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

          SECTION 7.03. Increased Cost and Reduced Return.  (a) If after the
                        ---------------------------------
date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any
Authority:

          (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its

     Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

          (iii) shall impose on any Bank (or its Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Euro-Dollar Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise materially disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d) The provisions of this Section 7.03 shall be applicable with respect to any Participant, Assignee or other Transferee (unless the date of any such assignment or transfer, a condition listed under Section 7.02 or 7.03 existed with respect to any such Participant, Assignee or other Transferee), and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

          SECTION 7.04. Base Rate Loans Substituted for Euro-Dollar Loans.  If
                        -------------------------------------------------
(i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 7.02 or (ii) any Bank has demanded compensation under Section 7.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans; provided, that interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Bank), and

          (b) after each of its Euro-Dollar Loan, has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

          SECTION 7.05. Compensation.  Upon the request of any Bank, the
                        ------------
Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense actually incurred by such Bank and not compensated pursuant to Section 7.03 as a result of:

          (a)  any payment or prepayment (pursuant to Section 2.09(b), Section
7.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan; or

          (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

          (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

          SECTION 7.06. HLT Classification.  If, after the date hereof, the
                        ------------------
Required Banks determine that, or any Bank has received notice from any Authority (including, without limitation, the Securities and Exchange Commission) having jurisdiction over such Bank that the Loans, or any of them, hereunder are classified as a "highly leveraged transaction" (an "HLT Classification"), the Required Banks shall promptly give notice of such HLT Classification to the Borrower and the other Banks and the rate of interest applicable to the Loans shall automatically convert to the HLT Rate; provided,
                                                                     --------
that, if any Euro-Dollar Loans are then outstanding, such Loans shall not be required to be prepaid prior to the end of any applicable Interest Period, but the Applicable Margins for such Loans shall be immediately increased to that amount necessary to cause the amount of interest payable on such Loans to the Banks to equal the HLT Rate.


                                 ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01. Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails, certified or registered mail, with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided, that notices to the Banks under Article II shall not be effective until received.

          SECTION 8.02. No Waivers.  No failure or delay by any Bank in
                        ----------
exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 8.03. Expenses; Documentary Taxes.  The Borrower shall pay (i)
                        ---------------------------
all out-of-pocket expenses of the Banks, including reasonable fees and disbursements actually incurred of special counsel for the Banks in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by any Bank, including reasonable fees and disbursements of counsel, actually incurred in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents but not by reason of any participation or assignment by the Banks, their successors or assigns.

          SECTION 8.04. Indemnification.  The Borrower shall indemnify the Banks
                        ---------------
and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

          SECTION 8.05. Sharing of Setoffs.  Each Bank agrees that if it shall,
                        ------------------
by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Bank owing to such other Bank, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Bank owing to such other Bank shall be shared by the Banks pro rata; provided that (i) nothing in this Section
                                       --------
shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from such other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

          SECTION 8.06. Amendments and Waivers.  (a) Any provision of this
                        ----------------------
Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks; provided that, no such amendment or waiver
                                 --------
shall, unless signed by all Banks, (i) change the Commitments of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder,
(iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans.

          (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks.
The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to each of the Banks.

          SECTION 8.07. No Margin Stock Collateral.  Each of the Banks
                        --------------------------
represents to the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 8.08. Successors and Assigns.  (a)  The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither the Indirect Parent nor the Borrower may assign or otherwise transfer any of their rights under this Agreement.

          (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, its Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Indirect Parent and the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Borrower and the other Bank with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article VII with respect to its participation in Loans outstanding from time to time.

          (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit C, executed by such Assignee
                                          ---------
and such transferor Bank; provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) the amount of the Commitment of the assigning Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to $10,000,000 (or any larger multiple of $1,000,000), and (iii) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank without the consent of the Borrower, which shall not be unreasonably withheld or delayed, (iv) a Bank may not have more than 2 Assignees that are not then Banks at any one time, and (v) neither Wachovia nor First Union (each an "Initial Bank") may assign an interest to any Person except the other Initial Bank unless both (A) it has first offered such interest in writing to the other Initial Bank, and the other Initial Bank has failed to accept in writing such offer within 10 Business Days of receipt of such offer, and (B) after such assignment, the Commitments of the Initial Banks would be equal to or greater than 50% of the Commitments of all Banks. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, and the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower, and (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower or the Banks shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to such Assignee.

          (d) Subject to the provisions of Section 8.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

          (e) No Transferee shall be entitled to receive any greater payment under Section 7.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 7.02 or 7.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 8.09. Confidentiality.  Each Bank agrees to exercise its best
                        ---------------
efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from any one other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any
                         --------  -------
Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which any Bank or its respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 8.09.

          SECTION 8.10. Representation by Banks.  Each Bank hereby represents
                        -----------------------
that it is a commercial lender or financial institution which makes Loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section
                                  --------  -------
8.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

          SECTION 8.11. Obligations Several.  The obligations of each Bank
                        -------------------
hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document, subject to any restrictions requiring actions to be taken upon the consent of the Required Banks, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

          SECTION 8.12. Georgia Law.  This Agreement and each Note shall be
                        -----------
construed in accordance with and governed by the law of the State of Georgia.

          SECTION 8.13. Interpretation.  No provision of this Agreement or any
                        --------------
of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          SECTION 8.14. Waiver of Jury Trial; Consent to Jurisdiction.  Each of
                        ---------------------------------------------
the Borrower and the Indirect Parent (a) and each of the Banks irrevocably waives any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submit to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waive any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agree that service of process may be made upon it in the manner prescribed in Section 8.01 for the giving of notice to the Borrower or the Indirect Parent. Nothing herein contained, however, shall prevent the Banks from bringing any action or exercising any rights against any security and against the Borrower or the Indirect Parent personally, and against any assets of the Borrower or the Indirect Parent, within any other state or jurisdiction.

          SECTION 8.15. Counterparts.  This Agreement may be signed in any
                        ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                      [SIGNATURES ON THE FOLLOWING PAGES]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.


                          MOHAWK INDUSTRIES, INC.           (SEAL)


                          By: /s/ Sidney Frost
                              --------------------------------------
                              Title: Treasurer

                          160 South Industrial Boulevard
                          Calhoun, Georgia  30703-7002
                          Attention: Chairman & Chief Executive
                                    Officer
                          Telecopier number: 706-625-3857
                          Confirmation number: 706-629-7721


                          MOHAWK CARPET CORPORATION


                          By: /s/ Sidney Frost
                              --------------------------------------
                              Title: Treasurer

                          160 South Industrial Boulevard
                          Calhoun, Georgia  30703-7002
                          Attention: Vice President of Finance
                          Telecopier number: 706-625-3857
                          Confirmation number: 706-629-7721

                          ALADDIN MANUFACTURING CORPORATION          (SEAL)


                          By: /s/ Sidney Frost
                              --------------------------------------
                              Title: Treasurer

                          160 South Industrial Boulevard
                          Calhoun, Georgia  30703-7002
                          Attention: Chairman & Chief Executive
                                    Officer
                          Telecopier number: 706-625-3857
                          Confirmation number: 706-629-7721

COMMITMENTS:              WACHOVIA BANK OF GEORGIA, N.A. (SEAL)
-----------

Tranche A Loans:
$100,000,000
                          By: /s/ Russell W. Boozer
                              --------------------------------------
Tranche B Loans:              Title: Vice President
$25,000,000

Existing LC               Lending Office
                          --------------
Commitment:
$3,372,876.71             Wachovia Bank of Georgia, N.A.
                          191 Peachtree Street, N.E.
                          Atlanta, Georgia 30303-1757
                          Attention: Commercial Group
                          Telecopier number: 404-332-6920
                          Confirmation number: 404-332-6504

Tranche A Loans:          FIRST UNION NATIONAL BANK    (SEAL)
$100,000,000              OF GEORGIA

Tranche B Loans:
$25,000,000
                          By: /s/ Irene M. Barton
                              ----------------------------------
Existing LC                   Title:
Commitment:
$3,372,876.71             Lending Office
                          --------------

                          First Union National Bank of Georgia
                          4570 Ashford Dunwoody Road
                          Atlanta, Georgia  30346
                          Attention: Irene Barton
                          Telecopier number: 404-865-2388
                          Confirmation number: 404-865-2353

                          with a Copy To:
                          Portfolio Management Dept.
                          999 Peachtree Street, N.E.
                          9th Floor
                          Atlanta, Georgia  30309
                          Telecopier number: 404-827-7168
                          Confirmation number: 404-827-7151


-----------------

TOTAL COMMITMENTS:

Total Tranche A Loans:
 $200,000,000

Total Tranche B Loans:
  $50,000,000

Total Existing LC Commitment:
  $6,745,753.42

Total Loans:

 $250,000,000

                                                                     Exhibit A-1
                                                                     -----------



                              TRANCHE A LOAN NOTE

                                Atlanta, Georgia
                              As of April 15, 1997


          For value received, ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________________________________________, a national banking association, (the "Bank"), for the account of its Lending Office, the principal sum of _________________________________ MILLION DOLLARS ($____________), or
such lesser amount as shall equal the unpaid principal amount of each Tranche A Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank located at _______________________________________________________, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          All Tranche A Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided
                                                                    --------
that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the "Tranche A Loan Notes" referred to in the Third Amended and Restated Credit Agreement of even date herewith among Mohawk Industries, Inc., the Borrower, First Union National Bank of Georgia, Wachovia Bank of Georgia, N.A., and the other banks from time to time party thereto (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                   ALADDIN MANUFACTURING CORPORATION   (SEAL)


                                   By: _____________________________
                                       Title:

                       LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
        Base Rate        Amount    Amount of
        or Euro-         of        Principal      Maturity       Notation
Date    Dollar Loan      Loan      Repaid         Date           Made By

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                     Exhibit A-2
                                                                     -----------

                              TRANCHE B LOAN NOTE

                               Atlanta, Georgia
                             As of April 15, 1997


          For value received, ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of _____________________________________________________, a national banking association, (the "Bank"), for the account of its Lending Office, the principal sum of _________________________ MILLION DOLLARS ($____________), or such lesser amount as shall equal the unpaid principal amount of each Tranche B Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Bank located at ______________________________________________________, or such other address as may be specified from time to time pursuant to the Credit Agreement.

          All Tranche B Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided
                                                                    --------
that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the "Tranche B Loan Notes" referred to in the Third Amended and Restated Credit Agreement of even date herewith among Mohawk Industries, Inc., the Borrower, First Union National Bank of Georgia, Wachovia Bank of Georgia, N.A., and the other banks from time to time party thereto (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                   ALADDIN MANUFACTURING CORPORATION   (SEAL)


                                   By: ____________________________
                                       Title:

                       LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
           Base Rate       Amount        Amount of
           or Euro-        of            Principal      Maturity        Notation
Date       Dollar Loan     Loan          Repaid         Date            Made By


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                  Exhibit B
                                                  ---------


                                  OPINION OF
                  COUNSEL FOR THE BORROWER AND THE GUARANTORS
                  -------------------------------------------

                                                         [Dated as provided in
                                                         Section 3.01 of Credit
                                                         Agreement]



                            [TO BE SUPPLIED BY A&B]

                                                                       Exhibit C
                                                                       ---------


                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------
                           Dated __________ __, 19__


          Reference is made to the Third Amended and Restated Credit Agreement dated as of April 15, 1997 (together with all amendments and modifications thereto, the "Credit Agreement") among Aladdin Manufacturing Corporation, a Delaware corporation (the "Borrower"), Mohawk Industries, Inc., a Delaware corporation, First Union National Bank of Georgia, Wachovia Bank of Georgia, N.A., and the other banks from time to time partner thereto (collectively, the "Banks"). Terms defined in the Credit Agreement are used herein with the same meaning.

__________________________________________ (the "Assignor") and _______________
____________________________________   (the "Assignee") agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a _____% interest (which on the Effective Date hereof is $_______________) in the aggregate principal amount of the Assignor's total Commitments and a ______ interest (which on the Effective Date hereof is $_______________) in the Tranche A Loans and a __________ interest (which on the Effective Date hereof is $__________) in the Tranche B Loans owing to the Assignor and a __% interest in the Tranche A Note[s] held by the Assignor and a _____% interest in the Tranche B Note[s] (which on the Effective Date hereof equals the total amount of $__________________).

          2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Documents furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof the aggregate principal amount of the Assignor's Commitments (without giving effect to assignments thereof which have not yet become effective) is $_________________ and the aggregate outstanding principal amount of all Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) requests that the Borrower execute [a new Tranche A Note dated ________________, ___ in the principal amount of $______________ payable to the order of the Assignee] [a new Tranche B Note dated _______________ in the principal amount of $__________ payable to the order of the Assignee] [new Notes as follows: a __________ Note dated ____________, ____ in the principal amount of $_______________ payable to the order of the Assignor and a __________ Note dated ___________________, ____ in the principal amount of $______________ payable to the order of the Assignee].

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Indirect Parent delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (v) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vi) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

          4. The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date").

          5. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section 7.03 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

          6. From and after the Effective Date, the Borrower shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Borrower directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                   [NAME OF ASSIGNOR]


                                   By:__________________________________
                                      Title:


                                   [NAME OF ASSIGNEE]


                                   By:__________________________________
                                      Title:


                                   Lending Office:
                                   [Address]


CONSENTED AND AGREED TO:

ALADDIN MANUFACTURING CORPORATION


By:_______________________
   Title:

                                                                       Exhibit D
                                                                       ---------


                              NOTICE OF BORROWING
                              -------------------


                         _____________________, 199__



[Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.W.
Atlanta, Georgia  30303-1757
Attention:  Commercial Division]

[First Union National Bank of Georgia
999 Peachtree Street, N.E.
11th Floor
Atlanta, Georgia  30309
Attention: Ms. Irene M. Barton

     Re: Third Amended and Restated Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of April 15, 1997 by and among ALADDIN MANUFACTURING CORPORATION, MOHAWK INDUSTRIES, INC., FIRST UNION NATIONAL BANK OF GEORGIA, WACHOVIA BANK OF GEORGIA, N.A., and the other Banks from time to time party thereto.


Ladies and Gentlemen:

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

     This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

     The Borrower hereby requests a Borrowing under the [Tranche A or B] Loans in the aggregate principal amount of $___________ to be made on ______________, 199__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Base Rate Loans] [Euro-Dollar Loans]. [First Union] [Wachovia] is hereby requested to fund $_____________ (50.0%) of such Borrowing. The duration of the Interest Period with respect thereto shall be [30 days] [1 month] [2 months] [3 months] [6 months].

     The Borrower hereby represents and warrants that on the date the Borrowing requested hereunder is made (both before and after giving effect to the making of such and after giving effect to the application, directly or indirectly, of the proceeds thereof):

          (a)  no Default has occurred and is continuing; and

          (b) the representations and warranties of the Borrower and the Indirect Parent contained in Article IV of the Credit Agreement are true on and as of the date hereof except for changes permitted by the Credit Agreement and except to the extent that such representations and warranties relate solely to an earlier date.

     The Borrower has caused this Notice of Borrowing to be executed and delivered and the representation and warranty contained herein to be made, by its duly authorized officer this _____ day of __________, 199__.


                              ALADDIN MANUFACTURING CORPORATION


                              By:_______________________________
                                 Title:

                                                                       Exhibit E
                                                                       ---------


                            COMPLIANCE CERTIFICATE
                            ----------------------


          Reference is made to the Third Amended and Restated Credit Agreement dated as of April 15, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Aladdin Manufacturing Corporation, Mohawk Industries, Inc., First Union National Bank of Georgia, Wachovia Bank of Georgia, N.A., and the other Banks from time to time party thereto. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

          Pursuant to Section 5.01(d) of the Credit Agreement, ________________, the duly authorized _____________________________ of Mohawk Industries, Inc. hereby certifies, on behalf of the Indirect Parent and the Borrower, to the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of __________, 199_, and that no Defaults or Events of Default exist.



                         By:___________________________
                            Title:

                             COMPLIANCE CHECK LIST
                           (Mohawk Industries, Inc.)
                          --------------------------


                             _____________, 199__


1.   EBIT Ratio (Section 5.03)

     The ratio of (a) the sum of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, and (iii) taxes on the Indirect Parent's consolidated pre-tax income to (b) Consolidated Interest Expense shall not be less than
     2.25 to 1.0. Compliance with this Section 5.03 shall be calculated on a trailing 4 quarter basis as at the end of each Fiscal Quarter.

     (a)  Consolidated Net Income                           $____________

     (b)  taxes on income                                   $____________

     (c)  Consolidated Interest
          Expense                                           $____________

     (d)  Sum of (a) plus (b) plus (c)                      $____________

     Actual Ratio of (d) to (c)

     Required Ratio                     less than or equal to 2.25 to 1.0


2.   Debt to Capitalization Ratio (Section 5.04)

     The Debt to Capitalization Ratio shall at all times be less than 0.60 to 1.0.

     (a)  Consolidated Debt                                 $_____________

     (b)  Consolidated Tangible
          Capital                                           $_____________

     Actual Ratio of (a) to (b)                             ____________

     Maximum Ratio                                 more than 0.60 to 1.0

                             COMPLIANCE CHECK LIST
                           (Mohawk Industries, Inc.)
                          --------------------------


                             _____________, 199__



3.   Debt to EBITDA Ratio (Section 5.05)

     The ratio of the Indirect Parent's (a) Consolidated Debt to (b) the sum of
     (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on the Indirect Parent's consolidated pre-tax income, and (iv) Depreciation and Amortization shall not be greater than 3.5 to 1.0. Clause
     (b) in this Section 5.05 shall be calculated on a trailing 4 quarter basis as at the end of each Fiscal Quarter.


     (a)  Consolidated Debt                                 $___________


     (b)  Consolidated Net Income                           $___________

     (c)  Consolidated Interest Expense                     $___________

     (d)  Taxes on the Indirect Parent's
          consolidated pre-tax income                       $___________

     (e)  Depreciation                                      $___________

     (f)  Amortization                                      $___________

     (e)  The sum of (b) plus (c)
          plus (d) plus (e) plus (f)                        $___________
          ----     ----     ----

     Actual Ratio of (a) to (e)                             ___________

     Maximum Ratio                                 more than 3.5 to 1.0

4.   Restricted Payments (Section 5.06)

     The Indirect Parent shall not declare or make any Restricted Payment unless, after giving effect thereto, both (i) no Default shall exist and
     (ii) the aggregate of all Restricted Payments declared or made after February 24, 1994 does not exceed the sum of (v) net proceeds from the sale of Capital Stock, plus (w) $10,000,000, plus (x) 50.0% of Consolidated Net Income after February 24, 1994 minus (y) 100.0% of cumulative net losses after February 24, 1994 minus (z) Restricted Payments made after February 24, 1994.

                             COMPLIANCE CHECK LIST
                           (Mohawk Industries, Inc.)
                          --------------------------


                             _____________, 199__






          (a)  Dividends-paid or declared
               in Fiscal Year 19____                       $__________

          (b)  Purchase of treasury stock
               in Fiscal Year 19____                       $__________

          (c)  Stock option or warrants
               in Fiscal Year 19____                       $__________

               Total Restricted Payments                   $__________

          (d)  50% of Consolidated Net Income
               after February 24, 1994                     $__________

          (e)  100% of cumulative net losses
               after February 24, 1994                     $__________

          (f)  Restricted Payments made
               after February 24, 1994                     $__________


          Limitation:  sum of $10,000,000
                       plus (d) less (e) less (f)          $__________

6.   Loans and Advances (Section 5.07)

     Neither the Indirect Parent nor the Borrower nor any of their Subsidiaries shall make loans or advances to any Person (except as permitted by Section 5.08) except: (i) deposits required by government or regulatory agencies, insurers, or public utilities, (ii) advances for suppliers in the ordinary course of business which advances have been obtained from customers of the Borrower, (iii) so long as no Default shall be in existence or be caused thereby, advances or loans between the Indirect Parent, the Borrower or any Subsidiary Guarantor, (iv) loans and advances to an officer or employee of the Borrower, the Indirect Parent or of any Subsidiary provided that the aggregate amount of all such loan and advances (taken as a whole) outstanding at any time shall not exceed $10,000,000, or (v) loans and advances to Subsidiaries in existence as of the Closing Date, but which are not Guarantors, not exceeding the outstanding sum of (x) $15,000,000, minus
     (y) Investments made under Section 5.08(vii).

                             COMPLIANCE CHECK LIST
                           (Mohawk Industries, Inc.)
                          --------------------------


                             _____________, 199__





     Utility and Governmental Deposits                $__________

     Limitation                                         None

     Aggregate loans and advances                     $__________

     Limitation                                       $10,000,000


7.   Investments (Section 5.08)

     Neither the Indirect Parent nor the Borrower nor any of their Subsidiaries shall make Investments in any Person (except as permitted by Section 5.07) except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Required Banks, (iii) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) Horizon & Owens Properties Partnership in an amount not exceeding the amount of such Investment in existence as of the Closing Date, (v) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (vi) Persons whose business primarily consists of the manufacturing, marketing or distribution of commercial or home furnishings and the amount of such Investments at any time plus the amount of Transaction Losses does not exceed an amount equal to 20.0% of Consolidated Tangible Net Worth (where such Investments are not Permitted Acquisitions), (vii) Subsidiaries in existence as of the Closing Date, but which are not Guarantors, not exceeding the aggregate sum of (x) $15,000,000, minus (y) loans and advances made under Section 5.07(v),
     (viii) the Parent, the Borrower and the other Guarantors, and/or (ix) so long as no Default shall be in existence or be caused thereby, Permitted Acquisitions.

                             COMPLIANCE CHECK LIST
                           (Mohawk Industries, Inc.)
                         -----------------------------


                              ___________, 199__




     List of Investments:               Permitted by the following
                                        provision of Section 5.13

     (a)  __________________________   _________________________
     (b)  __________________________   _________________________
     (c)  __________________________   _________________________
     (d)  __________________________   _________________________
     (e)  __________________________   _________________________
     (f)  __________________________   _________________________
     (g)  __________________________   _________________________
     (h)  __________________________   _________________________

     Section 5.08(vi) test calculated under paragraph 9 below.


8.   Negative Pledge (Section 5.09)

     Liens permitted under paragraphs (a)
     through (j)                                   $__________

     Limitation -- 10% of Consolidated
     Tangible Net Worth                            $__________


9.   Transactions with Affiliates (Section 5.22)

     Neither the Indirect Parent, the Parent, nor the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Indirect Parent, the Parent, the Borrower or such Subsidiary (which Affiliate is not the Indirect Parent or a Wholly Owned Subsidiary), except as permitted by law and (i) loans and advances permitted under Section 5.07(iv), (ii) transactions in the ordinary course of business and pursuant to reasonable terms and which are no less favorable to the Indirect Parent, the Parent, the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate, and (iii) transactions during any month for which the amount equal to (A)(x) the sum of the respective revenues of the Parent, the Borrower or any Subsidiary which is less than
     (y) the sum of the respective variable manufacturing costs

                             COMPLIANCE CHECK LIST
                           (Mohawk Industries, Inc.)
                         -----------------------------


                              ___________, 199__


     of the Parent, the Borrower or any Subsidiary, all as determined each month on an aggregate cumulative basis for such Person since the Closing Date (such cumulative sum, the "Transaction Losses"), plus (B) the amount of all Investments permitted under Section 5.08(vi), does not exceed an amount equal to 20.0% of Consolidated Tangible Net Worth.

     (a) Cumulative Transaction
         Losses                               $_____________

     (b) Investments under Section
         5.08(vi)                             $--------------

     (c) Sum of (a) plus (b)                  $______________

     (d) Limitation                           20% of Consolidated Tangible Net
                                              Worth

                                   EXHIBIT F
                                   ---------

                           [FORM OF PARENT GUARANTY]

                                   GUARANTY
                                   --------


          THIS GUARANTY (this "Guaranty") is made as of the 15th day of April, 1997, by MOHAWK CARPET CORPORATION (f/k/a Mohawk Limited), a Delaware corporation (the "Parent Guarantor") in favor of Wachovia Bank of Georgia, N.A., a national banking association, and First Union National Bank of Georgia (collectively, together with their successors and assigns, the "Banks");


                              W I T N E S S E T H


          WHEREAS, Aladdin Manufacturing Corporation (f/k/a Mohawk Manufacturing Corporation), a Delaware corporation (the "Company"), Mohawk Industries, Inc. and the Banks have entered into that certain Third Amended and Restated Credit Agreement dated as of even date herewith whereby the parties thereto have amended and restated that certain Second Amended and Restated Credit Agreement dated as of January 13, 1995, as amended (the "Original Credit Agreement"; as such Third Amended and Restated Credit Agreement may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Company;

          WHEREAS, it is required by Section 3.01(a) of the Credit Agreement, that the Parent Guarantor, the holder of 100% of the issued and outstanding capital stock of the Company, execute and deliver this Guaranty whereby the Parent Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Company under the Credit Agreement, the Notes and the other Loan Documents; and

          WHEREAS, as the holder of 100% of the issued and outstanding capital stock of the Company, and in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to Parent Guarantor, whether directly or indirectly, and in order to induce the Banks to enter into the Credit Agreement, the Parent Guarantor is willing to guarantee the obligations of the Company under the Credit Agreement, the Notes, and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.  Terms defined in the Credit Agreement and
                      -----------
not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          SECTION 2.  The Guaranty.  The Parent Guarantor hereby absolutely and
                      ------------
unconditionally, guarantees the due and punctual payment and performance of: (i) the principal of, and accrued interest on, the Notes (as such term is defined in the Credit Agreement) when due (whether at stated maturity, by acceleration or otherwise), (ii) all other monetary and nonmonetary obligations of the Company owed to the Banks under the Credit Agreement and any of the other Loan Documents including all fees, charges and other amounts payable by the Company to the Banks thereunder, (iii) any and all extensions, renewals, modifications or substitutions of the foregoing, and (iv) the Letter of Credit Obligations (the items set forth in subparagraphs (i) through (iv) hereunder are collectively referred to herein as the "Guaranteed Obligations"). Upon failure by the Company to pay any such amount in accordance with the terms of the Credit Agreement, the Parent Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be. This Agreement amends and restates any prior guaranty of the Parent Guarantor of the Guaranteed Obligations.

          SECTION 3.  Guaranty Unconditional.  The obligations of the Parent
                      ----------------------
Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

              (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

              (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

              (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Company under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

              (iv) any change in the corporate existence, structure or ownership of the Company or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Company, or any other guarantor of any of the Guaranteed Obligations;

              (v) the existence of any claim, setoff or other rights which the Parent Guarantor may have at any time against the Company, any other guarantor of any of the Guaranteed Obligations, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

              (vi) any invalidity or unenforceability relating to or against the Company, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Company, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement, the Notes, or any other Loan Document;

              (vii) any other act or omission to act or delay of any kind by the Company, any other guarantor of the Guaranteed Obligations, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Parent Guarantor's obligations hereunder, including without limitation, any failure, omission, delay or inability on the part of any Bank to enforce, assert or exercise any right power or remedy conferred on any Bank under the Credit Agreement or any other Loan Documents.

         SECTION 4.  Discharge Only Upon Payment In Full; Reinstatement In
                     -----------------------------------------------------
Certain Circumstances.  The Parent Guarantor's obligations hereunder shall
---------------------
remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Parent Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 5.  Waiver of Notice by the Parent Guarantor.  The Parent
                     ----------------------------------------
Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 6.  Stay of Acceleration.  If acceleration of the time for
                     --------------------
payment of any amount payable by the Company under the Credit Agreement, any Note or any other Loan Document or the Company Guaranty is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Parent Guarantor hereunder forthwith on demand by the Banks.

         SECTION 7.  Notices.  All notices, requests and other communications to
                     -------
any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Banks in accordance with the provisions of Section 8.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

         SECTION 8.  No Waivers.  No failure or delay by any Bank in exercising
                     ----------
any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.  Successors and Assigns.  This Guaranty is for the benefit
                     ----------------------
of the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Parent Guarantor without the prior written consent of the Banks, and shall be binding upon the Parent Guarantor and its successors and permitted assigns.

         SECTION 10.  Changes in Writing.  Neither this Guaranty nor any
                      ------------------
provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Parent Guarantor and the Banks.

         SECTION 11.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                      ---------------------------------------------------------
TRIAL.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
-----
LAW OF THE STATE OF GEORGIA. EACH OF THE PARENT GUARANTOR AND EACH OF THE BANKS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.
THE PARENT GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARENT GUARANTOR AND EACH OF THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 12.  Taxes, etc.  All payments required to be made by the
                      -----------
Parent Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding whatsoever, or, in the event that the Parent Guarantor is required by law to make any such deduction or withholding, the Parent Guarantor shall pay to the Banks such additional amount as will result in the receipt by the Banks of the full amount payable hereunder.

         SECTION 13.  Subrogation.  The Parent Guarantor hereby agrees that it
                      ------------
will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Parent Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Banks to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

         IN WITNESS WHEREOF, the Parent Guarantor has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the date first above written.


                              MOHAWK CARPET CORPORATION,
                              a Delaware corporation        (SEAL)


                              By:__________________________________________
                                 Title:

                              160 South Industrial Boulevard
                              Calhoun, Georgia  30703-7002
                              Attention: Chairman & Chief
                              Executive Officer
                              Telecopier number: 706-625-3857
                              Confirmation number: 706-629-7721

                                   EXHIBIT G
                                   ---------


                      [FORM OF INDIRECT PARENT GUARANTY]

                                   GUARANTY
                                   --------


          THIS GUARANTY (this "Guaranty") is made as of the 15th day of April, 1997, by MOHAWK INDUSTRIES, INC., a Delaware corporation (the "Indirect Parent Guarantor") in favor of Wachovia Bank of Georgia, N.A., a national banking association, and First Union National Bank of Georgia (collectively, together with their successors and assigns, the "Banks");


                              W I T N E S S E T H


          WHEREAS, Aladdin Manufacturing Corporation (f/k/a Mohawk Manufacturing Corporation), a Delaware corporation (the "Company"), Mohawk Industries, Inc. and the Banks have entered into that certain Third Amended and Restated Credit Agreement dated as of even date herewith whereby the parties thereto have amended and restated that certain Second Amended and Restated Credit Agreement dated as of January 13, 1995, as amended (the "Original Credit Agreement"; as such Third Amended and Restated Credit Agreement may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Company;

          WHEREAS, it is required by Section 3.01(a) of the Credit Agreement, that the Indirect Parent Guarantor, the holder of 100% of the issued and outstanding capital stock of Mohawk Carpet Corporation, the holder of 100% of the issued and outstanding capital stock of the Company, execute and deliver this Guaranty whereby the Indirect Parent Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Company under the Credit Agreement, the Notes and the other Loan Documents; and

          WHEREAS, as the holder of 100% of the issued and outstanding capital stock of Mohawk Carpet Corporation, the holder of 100% of the issued and outstanding capital stock of the Company, and in consideration of the financial and other support that the Company has provided, and such financial and other support as the Company may in the future provide, to Indirect Parent Guarantor, whether directly or indirectly, and in order to induce the Banks to enter into the Credit Agreement, the Indirect Parent Guarantor is willing to guarantee the obligations of the Company under the Credit Agreement, the Notes, and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.  Terms defined in the Credit Agreement and
                      -----------
not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          SECTION 2.  The Guaranty.  The Indirect Parent Guarantor hereby
                      ------------
absolutely and unconditionally, guarantees the due and punctual payment and performance of: (i) the principal of, and accrued interest on, the Notes (as such term is defined in the Credit Agreement) when due (whether at stated maturity, by acceleration or otherwise), (ii) all other monetary and nonmonetary obligations of the Company owed to the Banks under the Credit Agreement and any of the other Loan Documents including all fees, charges and other amounts payable by the Company to the Banks thereunder, (iii) any and all extensions, renewals, modifications or substitutions of the foregoing, and (iv) the Letter of Credit Obligations (the items set forth in subparagraphs (i) through (iv) hereunder are collectively referred to herein as the "Guaranteed Obligations"). Upon failure by the Company to pay any such amount in accordance with the terms of the Credit Agreement, the Indirect Parent Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be. This Agreement amends and restates any prior guaranty of the Indirect Parent Guarantor of the Guaranteed Obligations.

          SECTION 3.  Guaranty Unconditional.  The obligations of the Indirect
                      ----------------------
Parent Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

              (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

              (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

              (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Company under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

              (iv) any change in the corporate existence, structure or ownership of the Company or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Company, or any other guarantor of any of the Guaranteed Obligations;

              (v) the existence of any claim, setoff or other rights which the Indirect Parent Guarantor may have at any time against the Company, any other guarantor of any of the Guaranteed Obligations, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

              (vi) any invalidity or unenforceability relating to or against the Company, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Company, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement, the Notes, or any other Loan Document;

              (vii) any other act or omission to act or delay of any kind by the Company, any other guarantor of the Guaranteed Obligations, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Indirect Parent Guarantor's obligations hereunder, including without limitation, any failure, omission, delay or inability on the part of any Bank to enforce, assert or exercise any right power or remedy conferred on any Bank under the Credit Agreement or any other Loan Documents.

         SECTION 4.  Discharge Only Upon Payment In Full; Reinstatement In
                     -----------------------------------------------------
Certain Circumstances.  The Indirect Parent Guarantor's obligations hereunder
---------------------
shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Indirect Parent Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 5.  Waiver of Notice by the Indirect Parent Guarantor.  The
                     -------------------------------------------------
Indirect Parent Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 6.  Stay of Acceleration.  If acceleration of the time for
                     --------------------
payment of any amount payable by the Company under the Credit Agreement, any Note or any other Loan Document or the Company Guaranty is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Indirect Parent Guarantor hereunder forthwith on demand by the Banks.

         SECTION 7.  Notices.  All notices, requests and other communications to
                     -------
any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Banks in accordance with the provisions of Section 8.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

         SECTION 8.  No Waivers.  No failure or delay by any Bank in exercising
                     ----------
any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.  Successors and Assigns.  This Guaranty is for the benefit
                     ----------------------
of the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan

Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Indirect Parent Guarantor without the prior written consent of the Banks, and shall be binding upon the Indirect Parent Guarantor and its successors and permitted assigns.

         SECTION 10.  Changes in Writing.  Neither this Guaranty nor any
                      ------------------
provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Indirect Parent Guarantor and the Banks.

         SECTION 11.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                      ---------------------------------------------------------
TRIAL.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
-----
LAW OF THE STATE OF GEORGIA. EACH OF THE INDIRECT PARENT GUARANTOR AND EACH OF THE BANKS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE INDIRECT PARENT GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE INDIRECT PARENT GUARANTOR AND EACH OF THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 12.  Taxes, etc.  All payments required to be made by the
                      -----------
Indirect Parent Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding whatsoever, or, in the event that the Indirect Parent Guarantor is required by law to make any such deduction or withholding, the Indirect Parent Guarantor shall pay to the Banks such additional amount as will result in the receipt by the Banks of the full amount payable hereunder.

         SECTION 13.  Subrogation.  The Indirect Parent Guarantor hereby agrees
                      ------------
that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to Indirect Parent Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Banks and shall forthwith be paid to the Banks to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

         IN WITNESS WHEREOF, the Indirect Parent Guarantor has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the date first above written.


                              MOHAWK INDUSTRIES, INC.,
                              a Delaware corporation        (SEAL)


                              By:______________________________________
                                 Title:

                              160 South Industrial Boulevard
                              Calhoun, Georgia  30703-7002
                              Attention: Chairman & Chief
                              Executive Officer
                              Telecopier number: 706-625-3857
                              Confirmation number: 706-629-7721

                                   EXHIBIT H
                                   ---------

                         [FORM OF SUBSIDIARY GUARANTY]


                   [AMENDED AND RESTATED] GUARANTY AGREEMENT
                   -----------------------------------------


     THIS [AMENDED AND RESTATED] GUARANTY AGREEMENT (this "Agreement") is dated as of _______________, 1997 by _________________________, a _______________
corporation (the "Subsidiary Guarantor") in favor of Wachovia Bank of Georgia, N.A., a national banking association, and First Union National Bank of Georgia (collectively, together with their successors and assigns, the "Banks");

     WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement dated as of even date herewith (together with all amendments and modifications thereto from time to time, the "Credit Agreement") among Mohawk Industries, Inc., Mohawk Carpet Corporation, Aladdin Manufacturing Corporation (the "Borrower"), and the Banks, the Banks have provided certain financial accommodations to the Borrower;

     WHEREAS, the Subsidiary Guarantor will benefit from the financing provided by the Banks to the Borrower pursuant to the Credit Agreement as the continued success of the Subsidiary Guarantor's business operations is directly dependent upon the ability of the Borrower to obtain adequate financing for its business operations and the expansion of such business operations; and

     WHEREAS, it is a condition precedent to obtaining the financing to be provided by the Banks pursuant to the Credit Agreement that the Subsidiary Guarantor guarantee the payment of the principal of, and interest on, the Notes and all other amounts payable by the Borrower to the Banks under the Credit Agreement or any of the other Loan Documents (as such term is defined in the Credit Agreement) and the Subsidiary Guarantor is therefore willing to execute and deliver this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Subsidiary Guarantor, the Subsidiary Guarantor hereby agrees as follows:

     Section 1.  Definitions.  Capitalized terms contained herein but not
                 -----------
defined herein shall have the meanings attributed thereto in the Credit
Agreement.

     Section 2.  Guaranty.  The Subsidiary Guarantor hereby absolutely and
                 --------
unconditionally, guarantees the due and punctual payment and performance of: (i) the principal of, and accrued interest on, the Notes (as such term is defined in the Credit

Agreement) when due (whether at stated maturity, by acceleration or otherwise),
(ii) all other monetary and nonmonetary obligations of the Borrower owed to the Banks under the Credit Agreement and any of the other Loan Documents including all fees, charges and other amounts payable by the Borrower to the Banks thereunder, (iii) any and all extensions, renewals, modifications or substitutions of the foregoing, and (iv) the Letter of Credit Obligations (the items set forth in subparagraphs (i) through (iv) hereunder are collectively referred to herein as the "Guaranteed Obligations"). Upon failure by the Borrower to pay any such amount in accordance with the terms of the Credit Agreement, the Subsidiary Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be. [This Agreement amends and restates any prior guaranty of the Subsidiary Guarantor of the Guaranteed Obligations.]

     Section 3.  Guaranty of Payment and Not of Collection.  This Agreement
                 -----------------------------------------
shall be a guaranty of payment and not of collection. Accordingly, the Banks shall not be obliged before enforcing this Agreement against the Subsidiary
Guarantor: (a) to take any action in any court against the Borrower, or any other Guarantor of the Guaranteed Obligations or otherwise take any action to enforce the rights and remedies of the Banks under the Credit Agreement or the Notes or any other Loan Document, (b) to make any claim in a liquidation or bankruptcy of the Borrower, or any other Guarantor of the Guaranteed Obligations or (c) to make demand of the Borrower, or any other Guarantor of the Guaranteed Obligations or to enforce or seek to enforce any collateral or other security held by any of the Banks or any other Person securing or otherwise in respect of the Guaranteed Obligations. The Subsidiary Guarantor agrees that it shall be liable hereunder notwithstanding (x) the dissolution or liquidation, or the merger, consolidation or other change in form of the Borrower, or any other Guarantor of the Guaranteed Obligations, (y) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof or (z) the invalidity, illegality or unenforceability of any Loan Document.

     Section 4.  No Discharge.  The Subsidiary Guarantor shall not be discharged
                 ------------
from its obligations hereunder by any concession, waiver or arrangement granted to or made with the Borrower, any other Guarantor or by anything done or omitted which but for this provision might operate to so discharge the Subsidiary Guarantor from its obligations hereunder or by any invalidity, unenforceability, limitation, release or the lapse of any collateral security granted to the Banks by the Borrower, or any other Guarantor or other Person to secure any of the Guaranteed Obligations.

     Section 5.  Action with respect to Guaranteed Obligations.  The Banks may,
                 ---------------------------------------------
at any time and from time to time, without the consent of the Subsidiary Guarantor (except as otherwise provided in the Credit Agreement or any other Loan Documents), and without discharging the Subsidiary Guarantor from its obligations hereunder: (a) change the manner, place or terms of payment, or change or extend the time of payment of, or renew or alter the Guaranteed Obligations in any manner; (b) sell, exchange, release or otherwise deal with all or any part of any collateral security at any time granted, pledged or mortgaged by the Borrower, any other Guarantor or any other Person to secure the Guaranteed Obligations; (c) release anyone liable in any manner for the payment or collection of the Guaranteed Obligations; (d) amend or otherwise alter the terms of the Credit Agreement, the Notes or any other Loan Document; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Guarantor or any other Person (including any other guarantor of the Guaranteed Obligations); and (f) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in such order as the Banks shall elect.

     Section 6.  Waiver.  The Subsidiary Guarantor, in its capacity as guarantor
                 ------
hereunder, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind and any other act or thing or omission or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Subsidiary Guarantor or which might otherwise operate as a discharge of the Subsidiary Guarantor.

     Section 7.  Inability to Accelerate Note.  If an Event of Default shall
                 ----------------------------
have occurred and be continuing and the Banks or the holder of any of the Guaranteed Obligations is prevented from demanding or accelerating payment thereof by reason of any automatic stay or otherwise, the Banks or such holder shall be entitled to receive hereunder from the Subsidiary Guarantor, upon demand therefor, the sums which would have otherwise been due had such acceleration occurred.

     Section 8.  Reinstatement of Guaranteed Obligations.  The Subsidiary
                 ---------------------------------------
Guarantor further confirms that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Banks upon the bankruptcy or reorganization of the Borrower, any other Guarantor, or otherwise.

     Section 9.   Payments Free and Clear.  All sums payable by the Subsidiary
                  -----------------------
Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever, or, in the event that the Subsidiary Guarantor is required by law to make any such deduction or withholding, the Subsidiary Guarantor shall pay to the Banks such additional amount as will result in the receipt by the Banks of the full amount payable hereunder.

     Section 10.  GOVERNING LAW/WAIVER OF JURY TRIAL/JURISDICTION.  THIS
                  -----------------------------------------------
AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF GEORGIA. THE SUBSIDIARY GUARANTOR (A) AND EACH OF THE BANKS IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND
(C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT TO ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE BANKS FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST THE SUBSIDIARY GUARANTOR PERSONALLY, AND AGAINST ANY ASSETS OF THE SUBSIDIARY GUARANTOR, WITHIN ANY OTHER STATE OR JURISDICTION.

     Section 11.  Note Accounts.  The Banks shall maintain books and accounts
                  -------------
setting forth the amounts of principal, interest and other sums paid and payable with respect to the Notes, the Credit Agreement, and the Guaranteed Obligations, and in the case of any dispute relating to any amounts outstanding with respect to any of the Guaranteed Obligations, the entries in such account shall be binding upon the Subsidiary Guarantor absent manifest error.

     Section 12.  Waiver of Remedies.  No delay or failure on the part of the
                  ------------------
Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Banks of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     Section 13.  Bankruptcy of Subsidiary Guarantor.  In case of bankruptcy of
                  ----------------------------------
the Subsidiary Guarantor, the Subsidiary Guarantor authorizes and directs the court, any trustee or the debtor-in-possession to deliver to the Banks a sufficient amount of property or money claimed as exempt or otherwise outside the estate of the Subsidiary Guarantor to pay or satisfy any outstanding Guaranteed Obligations.

     Section 14.  Limitation on Guaranteed Obligations.  It is the intention of
                  ------------------------------------
the Subsidiary Guarantor and the Banks that the Subsidiary Guarantor's obligations hereunder shall be in, but not in excess of, as of any date, the greater of the following (such greater amount determined hereunder being referred to as the "Maximum Liability"): (i) the aggregate amount of all monies received by the Subsidiary Guarantor from the Borrower or any other guarantor on or after the date hereof (whether by loan, capital infusion or other means), or
(ii) the maximum amount (such amount being the Subsidiary Guarantor's
"Alternative

Limitation") not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (collectively, the "Bankruptcy Code"). To that end, but as to the Alternative Limitation of the Subsidiary Guarantor, only to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if the Subsidiary Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, the Subsidiary Guarantor's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render the Subsidiary Guarantor insolvent, or leave the Subsidiary Guarantor with an unreasonably small capital to conduct its business, or cause the Subsidiary Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under the Bankruptcy Code. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with the Bankruptcy Code. This Section 14 with respect to the Alternative Limitation of the Subsidiary Guarantor is intended solely to preserve the rights of the Banks hereunder to the maximum extent not subject to avoidance under the Bankruptcy Code, and neither the Subsidiary Guarantor nor any other person or entity shall have any right or claim under this Section 14 with respect to the Alternative Limitation, except to the extent necessary so that the obligations of the Subsidiary Guarantor hereunder shall not be rendered voidable under the Bankruptcy Code.

     Section 15.  Successors and Assigns.  Each reference herein to the Banks
                  ----------------------
shall be deemed to include the Bank's successors and assigns (including, but not by way of limitation, any subsequent holder or Transferee of any Notes or the Guaranteed Obligations) in whose favor the provisions or this Agreement shall also inure, and each reference herein to the Subsidiary Guarantor shall be deemed to include the Subsidiary Guarantor's successors and assigns, upon whom this Agreement shall also be binding.

     Section 16.  Amendments.  This Agreement may not be amended or waived
                  ----------
except in a writing signed by the Banks and the Subsidiary Guarantor.

     Section 17.  Payments.  All payments made by the Subsidiary Guarantor
                  --------
pursuant to this Agreement shall be made in the lawful currency of the United States, in immediately available funds to the account of the Banks at their respective addresses set forth in the Credit Agreement from time to time, not later than 11:00 a.m. New York time on the date one Business Day after demand therefor. All notices or demands to the Subsidiary Guarantor shall be in writing and shall be telecopied, mailed or hand delivered to the address for the Subsidiary Guarantor set forth in the Credit Agreement from time to time.

     Section 18.  Severability.  In case any provision of this Agreement shall
                  ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the Subsidiary Guarantor shall use its best efforts to replace such provision.

     Section 19.  Headings.  Section headings used in this Agreement are for
                  --------
convenience only and shall not affect the construction of this Agreement.

     IN WITNESS WHEREOF, the Subsidiary Guarantor has duly executed and delivered this Agreement as of the date first written above.

                            [NAME OF SUBSIDIARY GUARANTOR]  (SEAL)


                            By:_______________________________________
                               Title:


Accepted and Agreed:

WACHOVIA BANK OF GEORGIA, N.A.


By:___________________________
   Title:


FIRST UNION NATIONAL BANK OF GEORGIA


By:___________________________
   Title:

                                                                   Schedule 4.08
                                                                   -------------


                                  Subsidiaries
                                  ------------


I.   Indirect Parent (Mohawk Industries, Inc.)
     ---------------


     Name                            Jurisdiction of Incorporation
     ----                            -----------------------------

     A.   Mohawk Carpet Corporation             Delaware


II.  Parent (Mohawk Carpet Corporation)
     ------

     Name                            Jurisdiction of Incorporation
     ----                            -----------------------------

     A.   Aladdin Manufacturing                 Delaware
          Corporation

     B.   Mohawk International FSC, Inc.  Barbados

III. Borrower (Aladdin Manufacturing Corporation)
     ------------------------------

     Name                            Jurisdiction of Incorporation
     ----                            -----------------------------

     A.   Rainbow International, Inc.           U.S. Virgin Islands
          (soon to be dissolved)

     B.   Mohawk Mills, Inc.                    Georgia

     C.   Horizon Europe, Inc.                  Georgia

     D.   Delaware Valley Wool
          Scouring, Inc.                        Pennsylvania

     E.   Mohawk Marketing, Inc.                Georgia

                             Schedule 4.17
                            Debt Outstanding
                           As of April 15, 1997

Lender                      Amount Outstanding
First Union                 $81,325,000
Wachovia                     81,325,000
Prudential                  106,286,000
Principal Mutual             54,400,000
John Hancock                 50,000,000
Massachusetts Mutual         12,750,000
American General              6,150,000
Jefferson Pilot Life          3,450,000
Catoosa County IRB            6,500,000
Chatooga County IRB             729,707
Various Capital Leases          228,198

                            ------------
Total Debt                  $403,143,905